UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

September 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Large-Cap Value Fund	NSLAX	NSLCX	NLCVX	NSLIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small-Mid Cap Core Fund	NSSAX	NSSCX	NSMFX	NSSIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Optimized Alpha Fund	NOPAX	NOPCX	NOPEX	NOPRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds all feature management by Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther Stein, director of investment strategies at Symphony, and Ross Sakamoto, CFA, serve as portfolio managers for all the Funds. Both have more than ten years of experience with Symphony.

Recently, we asked the managers to discuss general economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month period ended September 30, 2011.

What were the general market conditions and trends over the course of the period?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its holdings of Treasury securities by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, the best growth number since the September quarter of 2010 and the ninth consecutive quarter of positive growth. At the same time, inflation posted its largest twelve-month gain in three years, as the Consumer Price Index (CPI) rose 3.9% year-over-year as of September 2011. The core CPI (which excludes food and energy) increased 2.0% over this period. Unemployment numbers remained high, with the September 2011 national jobless rate of 9.1% for the third consecutive month, slightly down from 9.6% a year earlier. The housing market also continued to be a major weak spot. For the twelve months ended August 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.8%, putting housing prices on par with those seen in June/July 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

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The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

The last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess.

How did the Funds perform during the twelve-month period ended September 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ (Class A Shares at net asset value) for the one-year, five-year and since inception periods ended September 30, 2011. The tables also compare the Funds’ returns to comparative market indexes and peer group averages. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Growth Index and outperformed the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the technology and consumer staples sector positively contributed to performance during the period. In particular, our top performing stocks included Chipotle Mexican Grill. The company generated strong cash flow and consistently growing earnings well above peers. It is one of the few solid growth stories in the restaurant industry. Another top performer was Apple, which continued to beat expectations on higher iPhone and iPad sales. Kansas City Southern also performed well. The stock benefited from an acceleration in rail volume and price increases. The company is one of the best operators in the rail space and has been consistently growing earnings in excess of its peers.

6	Nuveen Investments

We had several positions which negatively impacted performance, including Equinix. The company provides global network-neutral data centers and interconnection services. It operates 49 International Business Exchange (IBX) centers across 18 markets in North America, Europe and Asia-Pacific where customers directly interconnect with a networked ecosystem of partners and customers. After a strong start to the fiscal year, the company sold off sharply after cutting production guidance and oil prices declined. Also detracting from performance was TRW Automotive. The company sold off sharply along with the entire automotive sector on macro, industry-wide concerns. Lastly, Cimarex Energy detracted from performance. The company sold off sharply after cutting production guidance and oil prices declined in the second half of the reporting period.

Nuveen Symphony Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Value Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in large capitalization value stocks selected through a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked for market leaders with strong cash flow generation and conservative management.

Stock selection in the health care and consumer staples sector positively contributed to performance during the period. One such position was Watson Pharmaceutical. The company benefited from the secular trend toward generic pharmaceuticals. The stock also got a boost during the year on good sales of its attention-deficit hyperactivity disorder drug. Also contributing to performance was Humana Healthcare. The company also benefited from the secular expansion of the Medicare market, which has increased its pool of customers. The company’s shares also performed well as the health care sector outperformed during the second half of the reporting period due to its more defensive qualities.

Also, our addition of Tesoro Corporation to the Fund in the second half of 2010 contributed positively to the Fund’s return. Tesoro is a petroleum refining company primarily located in the western United States. The company is starting to see significant benefits from restructuring actions the company has taken over the past few years. As oil prices came down in the back half of the year it provided a further boost to refining margins.

The utilities and energy sectors contributed to the Fund’s underperformance for the reporting period. Several positions within these sectors negatively impacted performance, including Peabody Energy. The company announced coal production volumes below estimates during the year, causing the stock to underperform. Flooding in Australia impacted production due to mining and transport infrastructure being impacted. Also

Nuveen Investments	7

detracting from performance was Arch Coal. The company declined following its announcement that it would acquire International Coal Group, which underwhelmed investors due to the expensive price, integration risks, and greater leverage implied following the deal. Lastly, Zion’s Bancorp underperformed, along with the rest of the financial sector and also due to a lackluster loan growth outlook.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap Index and the Lipper Mid-Cap Core Funds Classification Average during the period.

The Fund seeks to provide long-term capital appreciation by investing in mid-capitalization core equities using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the energy and heath care sector positively contributed to performance. One such position was Watson Pharmaceutical. The company benefited from the secular trend toward generic pharmaceuticals. The stock also got a boost during the year on good sales of its attention-deficit hyperactivity disorder drug. Also contributing to performance was Humana Healthcare. The company also benefited from the secular expansion of the Medicare market, which has increased its pool of customers. The company’s shares also performed well as the health care sector outperformed during the second half of the reporting period due to its more defensive qualities.

Also enhancing performance was our position in SM Energy. The company benefited from acquisitions and speculation of further mergers in the independent exploration and production space. The company also reached a deal to sell off some of its assets in the Eagle Ford shale project to enhance its capital position, which pleased investors.

Our stock selection in the technology and consumer discretionary sectors contributed to the Fund’s underperformance for the reporting period. Several positions within these sectors negatively impacted performance, including Royal Caribbean. The company’s shares have been under pressure from slumping demand and volatile oil prices. Also detracting from performance was Marvell Technology. The company’s shares were weak due to exposure to the pc market and Blackberry wireless devices, which have been losing market share. Lastly, technology holding Netapp negatively impacted the Fund. Its shares were volatile due to inconsistent earnings reports and margin pressures.

Nuveen Symphony Small-Mid Cap Core Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2500 Index, but outperformed the Lipper Mid-Cap Growth Funds Classification Average during the period.

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The Fund seeks to provide long-term capital appreciation by investing in small- and mid-capitalization core stocks using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

For the reporting period, the Fund had positive performance from stock selection in the energy and consumer discretionary sectors, while its holdings in the consumer staples and health care sectors detracted from the Fund’s return. Overall, the Fund continued to focus on stock selection and constructing a portfolio that we believe can deliver returns in excess of the benchmark with similar or less risk.

Several positions positively contributed to the Fund’s performance during the period, including Watson Pharmaceutical. The company benefited from the secular trend toward generic pharmaceuticals. The stock also got a boost during the year on good sales of its attention-deficit hyperactivity disorder drug. Also enhancing performance was our position in SM Energy. The company benefited from acquisitions and speculation of further mergers in the independent exploration and production space. The company also reached a deal to sell off some of its assets in the Eagle Ford shale project to enhance its capital position, which pleased investors. Lastly, Tempur-Pedic had impressive sales momentum with its mattresses over the past several quarters, which positively impacted its performance.

Negatively impacting performance for the period was Genco Shipping, an owner and operator of dry bulk vessels that primarily transport iron ore, coal, grain and steel products. Genco underperformed as an oversupply of shipping capacity kept ship rates depressed for a longer than anticipated period of time. Also negatively impacting performance was Nabi Biopharmaceuticals, whose shares declined sharply as the company’s major drug in development received disappointing results from a Phase 3 trial. Lastly, Royal Caribbean’s shares were under pressure with slumping demand and volatile oil prices. This contributed to the Fund’s underperformance.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Classification Average during the period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. Stocks are selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment

Nuveen Investments	9

decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

Although the Fund outperformed the market index, it had negative performance for the reporting period. The Fund’s overall position in the United Kingdom and Portugal contributed positively to performance, as well as our consumer staples and financial sector holdings. Negatively impacting performance were our Japanese and Brazil holdings, as well as our heath care and consumer discretionary holdings.

Top performers for the reporting period included Jeronimo Martins. The company’s strong growth in its operations in Poland was the driver of outperformance. It is one of the faster growth stories in the consumer staples sector. Also contributing to performance was Millicom International Cellular, which benefited from growth in wireless subscribers and data services in South America, Central America and Africa. Lastly, Sensata Technologies also positively impacted performance. The content growth of its sensors and controls products in the automobile industry contributed to the steady climb Sensata’s stock had from the fourth quarter of 2010 through the second quarter of 2011. While the stock fell in the third quarter of 2011 due to concerns of an economic slowdown affecting the automobile market, its performance for the full period was positive.

Several positions negatively impacted performance, including Brazilian banking giant Itau Unibanco. Emerging markets underperformed the developed markets during the period. Inflationary pressures forced many emerging countries to raise interest rates to temper growth. Asset quality declined for large Brazilian banks due to increased lending to small and medium sized businesses. This resulted in higher provision charges. Also negatively impacting performance was Nippon Electric Glass. The stock gained some momentum in the first quarter of 2011 as LCD glass volumes recovered. During the second quarter of 2011, the stock struggled to rebound from the March earthquake and tsunami in Japan. In the third quarter of 2011, concerns of an economic slowdown resulted in continued weakness in demand for goods used in flat panel displays. Lastly, footwear manufactuer Yue Yuen Industrial also underperformed for the reporting period. The company is a stable and well-managed business, but margin pressure has been an issue for the business in the past year. Because the company operates on a cost-plus model, it is able to pass through increasing raw material and standard labor costs. However, since demand was outstripping capacity, overtime costs ate into margins. Third quarter 2011 share price decline was mainly due to macroeconomic concerns.

Nuveen Symphony Optimized Alpha Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the S&P 500 Index and the Lipper Large-Cap Growth Funds Classification Average during the period.

The Fund seeks to provide long-term capital appreciation potential with lower absolute volatility than the broad equity market by constructing a portfolio with stocks having relatively low performance correlations. The stocks are selected using a bottom-up process that consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns.

The quantitative screens employ models to identify stocks with higher return potential: assessment of analyst opinions, earnings quality, current valuation and insider behavior.

10	Nuveen Investments

We also focus on portfolio construction, using a process designed to optimize for the highest projected return per unit of total risk, relative to a benchmark. In general, the Fund tries to avoid credit sensitive companies with high financial leverage, and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Overall, these process worked well for the Fund over this period, with stock selection in the technology and health care sector in particular contributing positively to performance. One such position was Watson Pharmaceutical. The company benefited from the secular trend toward generic pharmaceuticals. The stock also got a boost during the year on good sales of its attention-deficit hyperactivity disorder drug. Also helping the Fund’s performance was Biogen Idec. The company benefited from positive developments in several of its drugs that led to sales momentum. Lastly, IBM performed well for the reporting period. The company has been executing well relative to its peers, outperforming across its business segments with particular strength in its services offerings.

Several holdings detracted from performance, including National Oilwell Varco, whose shares sharply declined in the back half of the year along with the rest of the energy sector as oil prices sold off. Also negatively impacting performance was Citigroup. The global banking sector continued to be under significant pressure and headline risk due to increasing regulatory oversight and the ongoing credit crisis plaguing European countries. Lastly, Mosaic underperformed for the reporting period. The shares were pressured over continual regulatory overhang concerning the company’s ability to continue production at one of its phosphate mines.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

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Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	3.44%	1.47%
Class A Shares at maximum Offering Price	-2.51%	0.23%
Russell 1000® Growth Index**	3.78%	0.25%
Lipper Multi-Cap Growth Funds Classification Average**	-1.05%	0.86%

Class C Shares	2.69%	0.73%
Class R3 Shares	3.19%	1.21%
Class I Shares	3.66%	1.72%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.58%	1.24%
Class C Shares	3.32%	1.99%
Class R3 Shares	2.94%	1.49%
Class I Shares	2.46%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the Russell Index and Lipper category average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares prior to 9/29/09 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-4.38%	-2.23%	-1.07%
Class A Shares at maximum Offering Price	-9.86%	-3.38%	-2.16%
Russell 1000® Value Index**	-1.89%	-3.53%	-2.10%
Lipper Multi-Cap Core Funds Classification Average**	-2.36%	-1.36%	-0.75%

Class C Shares	-5.08%	-2.97%	-1.81%
Class R3 Shares	-4.65%	-2.47%	-1.32%
Class I Shares	-4.15%	-1.99%	-0.82%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	11.47%	1.24%
Class C Shares	12.16%	1.99%
Class R3 Shares	11.67%	1.49%
Class I Shares	11.09%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.30% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the Russell Index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares prior to 5/05/09 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-2.87%	0.74%	1.23%
Class A Shares at maximum Offering Price	-8.44%	-0.44%	0.11%
Russell Midcap® Index**	-0.86%	0.56%	0.94%
Lipper Multi-Cap Core Funds Classification Average**	-2.36%	-1.36%	-0.75%

Class C Shares	-3.62%	-0.01%	0.47%
Class R3 Shares	-3.10%	0.48%	0.96%
Class I Shares	-2.66%	1.00%	1.48%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	13.07%	1.39%
Class C Shares	13.84%	2.14%
Class R3 Shares	13.53%	1.64%
Class I Shares	13.09%	1.14%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the Russell Index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares prior to 5/05/09 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Small-Mid Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-2.54%	-1.70%	-1.45%
Class A Shares at maximum Offering Price	-8.14%	-2.85%	-2.54%
Russell 2500® Index**	-2.22%	0.19%	0.29%
Lipper Mid-Cap Core Funds Classification Average**	-3.21%	0.08%	0.07%

Class C Shares	-3.26%	-2.43%	-2.19%
Class R3 Shares	-2.81%	-1.96%	1.71%
Class I Shares	-2.35%	-1.45%	-1.21%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	15.00%	1.34%
Class C Shares	15.62%	2.09%
Class R3 Shares	15.12%	1.59%
Class I Shares	14.56%	1.09%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.50% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the Russell Index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares prior to 5/05/09 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-8.70%	-11.20%
Class A Shares at maximum Offering Price	-13.94%	-12.76%
MSCI EAFE Index**	-9.36%	-9.97%
Lipper International Large-Cap Growth Funds Classification Average**	-11.47%	-9.76%

Class C Shares	-9.41%	-11.86%
Class R3 Shares	-8.91%	-11.41%
Class I Shares	-8.49%	-10.98%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients for financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	12.38%	1.37%
Class C Shares	13.15%	2.12%
Class R3 Shares	12.58%	1.62%
Class I Shares	12.04%	1.12%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares prior to 10/05/10 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Optimized Alpha Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	3.69%	-2.41%
Class A Shares at maximum Offering Price	-2.27%	-3.84%
S&P 500 Index**	1.14%	-5.15%
Lipper Large-Cap Core Funds Classification Average**	-1.51%	-5.87%

Class C Shares	2.93%	-3.14%
Class R3 Shares	3.45%	-2.66%
Class I Shares	3.91%	-2.18%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.91%	1.24%
Class C Shares	5.61%	1.99%
Class R3 Shares	5.09%	1.49%
Class I Shares	4.58%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.45% after January 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 9/28/07 Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares prior to 10/05/10 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries (Unaudited) as of September 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Nuveen Symphony Large-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	10.5%
IT Services	10.1%
Oil, Gas & Consumable Fuels	5.0%
Food Products	4.8%
Software	4.6%
Machinery	4.3%
Hotels, Restaurants & Leisure	3.8%
Chemicals	3.8%
Health Care Equipment & Supplies	3.6%
Communication Equipment	3.3%
Aerospace & Defense	3.2%
Specialty Retail	3.1%
Beverages	2.9%
Health Care Providers & Services	2.9%
Life Sciences Tools & Services	2.8%
Road & Rail	2.5%
Food & Staples Retailing	2.5%
Metals & Mining	2.4%
Energy Equipment & Services	2.2%
Short-Term Investments	3.7%
Other	18.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	12.3%
Pharmaceuticals	11.7%
Insurance	8.2%
Food Products	5.9%
Commercial Banks	5.8%
Media	3.3%
Health Care Providers & Services	3.2%
Electric Utilities	3.1%
Industrial Conglomerates	3.1%
Road & Rail	3.0%
Multiline Retail	3.0%
IT Services	2.7%
Diversified Telecommunication Services	2.6%
Software	2.6%
Chemicals	2.4%
Consumer Finance	2.3%
Tobacco	2.1%
Capital Markets	2.0%
Communication Equipment	1.9%
Other	18.8%

Top Five Common Stock Holdings[2]
Apple, Inc.	8.7%
International Business Machines Corporation (IBM)	4.8%
QUALCOMM, Inc	3.4%
Coca-Cola Company	3.0%
Accenture Limited	2.6%

Top Five Common Stock Holdings[1]
Johnson & Johnson	2.8%
Verizon Communications Inc.	2.6%
Microsoft Corporation	2.6%
Pfizer Inc.	2.6%
Watson Pharmaceuticals Inc.	2.4%

1	As a percentage of total investments as of September 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of September 30, 2011. Holdings are subject to change.

26	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Nuveen Symphony Small-Mid Cap Core Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	6.8%
Insurance	6.1%
Food Products	5.6%
Specialty Retail	4.9%
Multi-Utilities	4.2%
Machinery	4.0%
Capital Markets	3.6%
Software	3.6%
Pharmaceuticals	3.5%
Chemicals	3.5%
Road & Rail	3.5%
Hotels, Restaurants & Leisure	3.5%
Semiconductors & Equipment	3.2%
Health Care Providers & Services	2.9%
Gas Utilities	2.8%
Biotechnology	2.5%
Commercial Banks	2.4%
Metals & Mining	2.3%
Office REIT	2.1%
Health Care Equipment & Supplies	2.0%
Energy Equipment & Services	2.0%
Residential REIT	1.7%
Life Sciences Tools & Services	1.6%
Beverages	1.6%
Tobacco	1.6%
Other	18.5%

Portfolio Composition[1]
Insurance	6.3%
Oil, Gas & Consumable Fuels	5.9%
Hotels, Restaurants & Leisure	4.4%
Software	4.3%
Food Products	4.1%
Health Care Providers & Services	3.7%
Specialty Retail	3.7%
Machinery	3.4%
Capital Markets	3.4%
Chemicals	3.2%
Residential REIT	3.2%
Semiconductors & Equipment	3.1%
IT Services	3.1%
Biotechnology	3.0%
Road & Rail	2.8%
Commercial Banks	2.7%
Health Care Equipment & Supplies	2.6%
Energy Equipment & Services	2.5%
Multi-Utilities	2.2%
Aerospace & Defense	2.1%
Electric Utilities	2.1%
Pharmaceuticals	1.9%
Commercial Services & Supplies	1.8%
Multiline Retail	1.6%
Retail REIT	1.5%
Gas Utilities	1.5%
Other	19.9%

Top Five Common Stock Holdings[1]
Watson Pharmaceuticals Inc.	2.7%
Hershey Foods Corporation	2.5%
Mead Johnson Nutrition Company, Class A Shares	2.2%
Humana Inc.	2.2%
Kansas City Southern Industries	2.1%

Top Five Common Stock Holdings[1]
Watson Pharmaceuticals Inc.	1.4%
Hershey Foods Corporation	1.3%
VeriFone Holdings Inc.	1.3%
Mead Johnson Nutrition Company, Class A Shares	1.2%
Humana Inc.	1.1%

1	As a percentage of total investments as of September 30, 2011. Holdings are subject to change.

Nuveen Investments	27

Holding Summaries (Unaudited) (continued) as of September 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation1

Nuveen Symphony Optimized Alpha Fund

Portfolio Allocation1

Portfolio Composition[1]
Commercial Banks	11.1%
Oil, Gas & Consumable Fuels	6.5%
Pharmaceuticals	5.4%
Insurance	4.6%
Chemicals	4.5%
Metals & Mining	4.1%
Food Products	3.8%
Beverages	3.4%
Automobiles	3.4%
Wireless Telecommunication Services	3.3%
Textiles, Apparel & Luxury Goods	3.3%
Electrical Equipment	3.2%
Machinery	3.0%
Food & Staples Retailing	2.9%
Investment Companies	6.6%
Short-Term Investments	12.1%
Other	18.8%

Portfolio Composition[1]
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	7.0%
Electric Utilities	6.5%
Household Products	5.2%
Tobacco	4.6%
Biotechnology	4.3%
Multi-Utilities	4.1%
Computers & Peripherals	3.8%
Health Care Equipment & Supplies	3.7%
Beverages	3.7%
IT Services	3.7%
Insurance	3.5%
Food Products	3.5%
Machinery	3.3%
Communications Equipment	3.2%
Commercial Banks	2.9%
Chemicals	2.8%
Media	2.4%
Metals & Mining	2.3%
Internet Software & Services	2.3%
Other	19.5%

Top Five Common Stock Holdings[2]
Millicom International Cellular SA	2.9%
Jeronimo Martins SGPS	2.6%
DnB NOR ASA	2.3%
Royal Dutch Shell PLC, Class B Shares	2.2%
Hannover Rueckversicherung AG	2.2%

Country Allocation[1]
United States	21.0%
United Kingdom	19.1%
Japan	13.4%
France	5.9%
Australia	4.9%
Germany	4.6%
Switzerland	4.2%
Canada	3.9%
Netherlands	2.8%
Norway	2.6%
Other	17.6%

Top Five Common Stock Holdings[1]
Johnson & Johnson	3.9%
Apple, Inc.	3.8%
Coca-Cola Company	3.7%
International Business Machines Corporation (IBM)	3.7%
Southern Company	2.6%

1	As a percentage of total investments as of September 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of September 30, 2011. Holdings are subject to change.

28	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$855.70	$852.70	$854.90	$856.70	$1,018.90	$1,015.19	$1,017.70	$1,020.16
Expenses Incurred During Period	$5.72	$9.15	$6.84	$4.56	$6.23	$9.95	$7.44	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.97%, 1.47% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Large-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$817.70	$814.40	$816.30	$818.40	$1,018.90	$1,015.19	$1,017.65	$1,020.16
Expenses Incurred During Period	$5.60	$8.96	$6.74	$4.47	$6.23	$9.95	$7.49	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.97%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$797.40	$794.20	$796.30	$798.30	$1,018.15	$1,014.39	$1,016.90	$1,019.40
Expenses Incurred During Period	$6.22	$9.58	$7.34	$5.09	$6.98	$10.76	$8.24	$5.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (Unaudited) (continued)

Nuveen Symphony Small-Mid Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$782.90	$780.10	$782.20	$783.90	$1,018.40	$1,014.64	$1,017.15	$1,019.65
Expenses Incurred During Period	$5.94	$9.28	$7.06	$4.83	$6.73	$10.50	$7.99	$5.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$822.00	$818.50	$820.60	$822.70	$1,018.25	$1,014.54	$1,017.00	$1,019.50
Expenses Incurred During Period	$6.21	$9.57	$7.35	$5.07	$6.88	$10.61	$8.14	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.10%, 1.61% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Optimized Alpha Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$890.30	$886.50	$889.20	$890.90	$1,018.90	$1,015.14	$1,017.65	$1,020.16
Expenses Incurred During Period	$5.83	$9.36	$7.01	$4.65	$6.23	$10.00	$7.49	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony International Equity Fund, and Nuveen Symphony Optimized Alpha Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2011

Nuveen Investments	31

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

September 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.9%

	Aerospace & Defense – 3.3%

1,150	BE Aerospace Inc.	$38,077

1,420	Honeywell International Inc.	62,352

1,320	United Technologies Corporation	92,875
	Total Aerospace & Defense	193,304
	Air Freight & Logistics – 0.7%

600	FedEx Corporation	40,608
	Auto Components – 0.5%

890	TRW Automotive Holdings Corporation, (2)	29,130
	Automobiles – 0.4%

2,610	Ford Motor Company	25,239
	Beverages – 2.9%

2,545	Coca-Cola Company	171,939
	Biotechnology – 0.8%

860	Amgen Inc., (2)	47,257
	Capital Markets – 1.4%

170	Affiliated Managers Group Inc.	13,269

1,505	T. Rowe Price Group Inc.	71,894
	Total Capital Markets	85,163
	Chemicals – 3.8%

510	Airgas, Inc.	32,548

700	E.I. Du Pont de Nemours and Company	27,979

1,150	Monsanto Company	69,046

1,540	Mosaic Company	75,414

660	Westlake Chemical Corporation	22,625
	Total Chemicals	227,612
	Commercial Services & Supplies – 2.1%

1,790	Republic Services, Inc.	50,227

901	Stericycle Inc., (2)	72,729
	Total Commercial Services & Supplies	122,956
	Communication Equipment – 3.3%

4,030	QUALCOMM, Inc.	195,978
	Computers & Peripherals – 10.5%

1,318	Apple, Inc., (2)	502,392

2,600	EMC Corporation, (2)	54,574

590	Network Appliance Inc., (2)	20,025

1,250	SanDisk Corporation, (2)	50,438
	Total Computers & Peripherals	627,429
	Construction & Engineering – 0.9%

1,090	Fluor Corporation	50,740
	Diversified Telecommunication Services – 0.5%

860	Verizon Communications Inc.	31,648
	Electrical Equipment – 0.7%

880	Cooper Industries Inc.	40,586

32	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 2.2%

970	Oil States International Inc., (2)	$49,392

2,060	RPC Inc.	33,619

820	Schlumberger Limited	48,979
	Total Energy Equipment & Services	131,990
	Food & Staples Retailing – 2.5%

1,000	Costco Wholesale Corporation	82,120

1,980	CVS Caremark Corporation	66,488
	Total Food & Staples Retailing	148,608
	Food Products – 4.9%

1,830	H.J. Heinz Company	92,378

1,637	Hershey Foods Corporation	96,976

1,460	Mead Johnson Nutrition Company, Class A Shares	100,492
	Total Food Products	289,846
	Health Care Equipment & Supplies – 3.7%

1,790	Baxter International, Inc.	100,491

941	Becton, Dickinson and Company	68,994

2,040	CareFusion Corporation, (2)	48,858
	Total Health Care Equipment & Supplies	218,343
	Health Care Providers & Services – 2.9%

890	Davita Inc.	55,776

1,590	McKesson HBOC Inc.	115,593
	Total Health Care Providers & Services	171,369
	Hotels, Restaurants & Leisure – 3.8%

1,310	Las Vegas Sands	50,225

1,030	McDonald’s Corporation	90,455

2,340	Starbucks Corporation	87,259
	Total Hotels, Restaurants & Leisure	227,939
	Internet & Catalog Retail – 0.9%

260	Amazon.com, Inc., (2)	56,220
	Internet Software & Services – 0.8%

97	Google Inc., Class A, (2)	49,895
	IT Services – 10.1%

2,840	Accenture Limited	149,610

1,598	International Business Machines Corporation (IBM)	279,697

261	MasterCard, Inc.	82,779

870	Teradata Corporation, (2)	46,571

1,259	VeriFone Holdings Inc.	44,090
	Total IT Services	602,747
	Life Sciences Tools & Services – 2.9%

1,730	Life Technologies Corporation, (2)	66,484

1,370	Waters Corporation, (2)	103,421
	Total Life Sciences Tools & Services	169,905
	Machinery – 4.4%

1,220	Caterpillar Inc.	90,085

1,450	Cummins Inc.	118,407

1,440	Eaton Corporation	51,120
	Total Machinery	259,612

Nuveen Investments	33

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Media – 1.4%

763	DIRECTV Group, Inc., (2)	$32,237

1,400	Scripps Networks Interactive, Class A Shares	52,038
	Total Media	84,275
	Metals & Mining – 2.4%

1,922	Freeport-McMoRan Copper & Gold, Inc.	58,525

4,110	Titanium Metals Corporation, (2)	61,568

395	Walter Industries Inc.	23,704
	Total Metals & Mining	143,797
	Multiline Retail – 0.8%

1,750	Macy’s, Inc.	46,060
	Oil, Gas & Consumable Fuels – 5.0%

1,290	Arch Coal Inc.	18,808

1,210	Cimarex Energy Company	67,397

1,090	ConocoPhillips	69,019

675	Continental Resources Inc., (2)	32,650

500	EOG Resources, Inc.	35,505

1,290	HollyFrontier Company	33,824

960	Murphy Oil Corporation	42,394
	Total Oil, Gas & Consumable Fuels	299,597
	Pharmaceuticals – 1.8%

2,040	Abbott Laboratories	104,326
	Retail REIT – 1.2%

644	Simon Property Group, Inc.	70,827
	Road & Rail – 2.5%

440	J.B. Hunt Transports Services Inc.	15,893

1,760	Kansas City Southern Industries, (2)	87,930

1,250	Ryder System, Inc.	46,888
	Total Road & Rail	150,711
	Semiconductors & Equipment – 0.7%

2,970	Cypress Semiconductor Corporation, (2)	44,461
	Software – 4.6%

5,410	Microsoft Corporation	134,655

4,850	Oracle Corporation	139,389
	Total Software	274,044
	Specialized REIT – 0.8%

1,315	Rayonier Inc.	48,379
	Specialty Retail – 3.1%

2,190	Limited Brands, Inc.	84,337

410	Ross Stores, Inc.	32,263

1,140	Tiffany & Co.	69,335
	Total Specialty Retail	185,935
	Tobacco – 1.7%

1,625	Philip Morris International	101,368
	Total Common Stocks (cost $5,250,888)	5,769,843

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.7%

$220	Repurchase Agreement with State Street Bank, dated 9/30/11, repurchase price $220,250, collateralized by $230,000 U.S. Treasury Notes, 1.375%, due 9/30/18, Value $228,563	0.010%	10/03/11	$220,249
	Total Short-Term Investments (cost $220,249)			220,249
	Total Investments (cost $5,471,137) – 100.6%			5,990,092
	Other Assets Less Liabilities – (0.6)%			(37,248)
	Net Assets – 100%			$5,952,844

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund

September 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 100.4%

	Aerospace & Defense – 1.5%

148	L-3 Communications Holdings, Inc.	$9,172

133	United Technologies Corporation	9,358
	Total Aerospace & Defense	18,530
	Auto Components – 0.8%

229	Visteon Corporation	9,847
	Beverages – 1.1%

195	Coca-Cola Company	13,174
	Biotechnology – 1.3%

284	Amgen Inc., (2)	15,606
	Capital Markets – 2.0%

192	Affiliated Managers Group Inc., (2)	14,986

592	Invesco LTD	9,182
	Total Capital Markets	24,168
	Chemicals – 2.4%

63	CF Industries Holdings, Inc.	7,774

90	FMC Corporation	6,224

328	Interpid Potash Inc., (2)	8,157

290	LyondellBasell Industries NV	7,085
	Total Chemicals	29,240
	Commercial Banks – 5.9%

1,653	KeyCorp.	9,802

169	M&T Bank Corporation	11,813

881	U.S. Bancorp	20,739

1,176	Wells Fargo & Company	28,365
	Total Commercial Banks	70,719
	Commercial Services & Supplies – 1.4%

608	Republic Services, Inc.	17,060
	Communication Equipment – 1.9%

558	Motorola Solutions Inc.	23,380
	Computers & Peripherals – 0.4%

410	Seagate Technology, (2)	4,215
	Consumer Finance – 2.3%

229	American Express Company	10,282

162	Capital One Financial Corporation	6,420

490	Discover Financial Services	11,241
	Total Consumer Finance	27,943
	Diversified Financial Services – 1.6%

771	Citigroup Inc., (2)	19,753
	Diversified Telecommunication Services – 2.6%

867	Verizon Communications Inc.	31,906
	Electric Utilities – 3.1%

1,066	Duke Energy Corporation	21,309

389	Southern Company	16,482
	Total Electric Utilities	37,791

36	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 0.5%

201	Halliburton Company	$6,135
	Food & Staples Retailing – 1.1%

384	CVS Caremark Corporation	12,895
	Food Products – 5.9%

445	Hershey Foods Corporation	26,362

839	Kraft Foods Inc.	28,174

241	Mead Johnson Nutrition Company, Class A Shares	16,588
	Total Food Products	71,124
	Gas Utilities – 0.7%

455	Questar Corporation	8,058
	Health Care Equipment & Supplies – 1.4%

687	CareFusion Corporation, (2)	16,454
	Health Care Providers & Services – 3.3%

434	Aetna Inc.	15,776

124	Humana Inc., (2)	9,019

200	McKesson HBOC Inc.	14,540
	Total Health Care Providers & Services	39,335
	Hotels, Restaurants & Leisure – 0.3%

140	Royal Caribbean Cruises Limited	3,030
	Industrial Conglomerates – 3.1%

1,433	General Electric Company	21,839

383	Tyco International Ltd.	15,607
	Total Industrial Conglomerates	37,446
	Insurance – 8.3%

241	AFLAC Incorporated	8,423

424	Aon Corporation	17,800

202	Chubb Corporation	12,118

783	Hartford Financial Services Group, Inc.	12,638

650	Marsh & McLennan Companies, Inc.	17,251

285	Torchmark Corporation	9,935

1,156	XL Capital Ltd, Class A	21,733
	Total Insurance	99,898
	Internet Software & Services – 0.5%

476	Yahoo! Inc.	6,264
	IT Services – 2.7%

59	International Business Machines Corporation (IBM)	10,327

309	Paychex, Inc.	8,148

169	Visa Inc.	14,487
	Total IT Services	32,962
	Machinery – 1.3%

184	AGCO Corporation	6,361

133	Caterpillar Inc.	9,821
	Total Machinery	16,182

Nuveen Investments	37

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Media – 3.3%

637	Comcast Corporation, Class A	$13,313

100	Liberty Media Starz, (2)	6,356

534	Viacom Inc., Class B	20,687
	Total Media	40,356
	Metals & Mining – 0.5%

429	Titanium Metals Corporation	6,426
	Multiline Retail – 3.0%

633	Macy’s, Inc.	16,661

393	Target Corporation	19,273
	Total Multiline Retail	35,934
	Office REIT – 1.4%

305	Digital Realty Trust Inc.	16,824
	Oil, Gas & Consumable Fuels – 12.4%

147	Apache Corporation	11,795

407	ConocoPhillips	25,771

282	Devon Energy Corporation	15,634

1,006	El Paso Corporation	17,585

167	Exxon Mobil Corporation	12,129

183	Marathon Petroleum Corporation	4,952

177	Newfield Exploration Company, (2)	7,025

267	Occidental Petroleum Corporation	19,091

389	QEP Resources Inc., (2)	10,530

216	Range Resources Corporation	12,627

399	Sunoco, Inc.	12,373
	Total Oil, Gas & Consumable Fuels	149,512
	Pharmaceuticals – 11.7%

652	Bristol-Myers Squibb Company	20,460

524	Johnson & Johnson	33,380

838	Merck & Company Inc.	27,411

1,761	Pfizer Inc.	31,134

424	Watson Pharmaceuticals Inc., (2)	28,938
	Total Pharmaceuticals	141,323
	Residential REIT – 1.4%

311	Camden Property Trust	17,186
	Road & Rail – 3.0%

1,160	CSX Corporation	21,657

201	Kansas City Southern Industries, (2)	10,042

128	Ryder System, Inc.	4,801
	Total Road & Rail	36,500
	Semiconductors & Equipment – 0.6%

335	Intel Corporation	7,146
	Software – 2.6%

1,268	Microsoft Corporation	31,561
	Specialty Retail – 1.0%

707	Gap, Inc.	11,482

38	Nuveen Investments

Shares	Description (1)	Value

	Tobacco – 2.1%

82	Lorillard Inc.	$9,077

265	Philip Morris International	16,531
	Total Tobacco	25,608
	Total Investments (cost $1,286,028) – 100.4%	1,212,973
	Other Assets Less Liabilities – (0.4)%	(4,259)
	Net Assets – 100%	$1,208,714

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

September 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 1.1%

928	BE Aerospace Inc., (2)	$30,726
	Auto Components – 0.5%

405	TRW Automotive Holdings Corporation, (2)	13,256
	Beverages – 1.6%

1,174	Dr. Pepper Snapple Group	45,528
	Biotechnology – 2.5%

1,293	Amylin Pharmaceuticals Inc.	11,934

1,819	BioMarin Pharmaceutical Inc., (2)	57,972
	Total Biotechnology	69,906
	Capital Markets – 3.6%

456	Affiliated Managers Group Inc., (2)	35,591

963	Ameriprise Financial, Inc.	37,904

1,780	Invesco LTD	27,608
	Total Capital Markets	101,103
	Chemicals – 3.5%

464	Airgas, Inc.	29,612

988	Celanese Corporation, Series A	32,140

148	CF Industries Holdings, Inc.	18,262

743	Interpid Potash Inc., (2)	18,478
	Total Chemicals	98,492
	Commercial Banks – 2.4%

1,982	Associated Banc-Corp.	18,433

4,678	KeyCorp.	27,741

1,488	Zions Bancorporation	20,936
	Total Commercial Banks	67,110
	Commercial Services & Supplies – 1.6%

1,570	Republic Services, Inc.	44,054
	Computers & Peripherals – 1.1%

53	Apple, Inc., (2)	20,203

294	Network Appliance Inc., (2)	9,978
	Total Computers & Peripherals	30,181
	Construction & Engineering – 0.7%

412	Fluor Corporation	19,179
	Electric Utilities – 0.9%

657	Edison International	25,130
	Energy Equipment & Services – 1.9%

569	FMC Technologies Inc., (2)	21,394

655	Oil States International Inc., (2)	33,353
	Total Energy Equipment & Services	54,747
	Food Products – 5.5%

1,176	Hershey Foods Corporation	69,666

545	McCormick & Company, Incorporated	25,157

884	Mead Johnson Nutrition Company, Class A Shares	60,846
	Total Food Products	155,669

40	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities – 2.8%

657	National Fuel Gas Company	$31,983

2,672	Questar Corporation	47,321
	Total Gas Utilities	79,304
	Health Care Equipment & Supplies – 2.0%

399	Cooper Companies, Inc.	31,581

1,658	Hologic Inc., (2)	25,218
	Total Health Care Equipment & Supplies	56,799
	Health Care Providers & Services – 2.9%

827	Humana Inc., (2)	60,148

934	Lincare Holdings	21,015
	Total Health Care Providers & Services	81,163
	Hotels, Restaurants & Leisure – 3.4%

2,868	International Game Technology	41,672

668	Penn National Gaming, Inc.	22,238

641	Royal Caribbean Cruises Limited	13,871

167	Wynn Resorts Ltd	19,218
	Total Hotels, Restaurants & Leisure	96,999
	Household Durables – 0.5%

251	Tempur Pedic International Inc.	13,205
	Independent Power Producers & Energy Traders – 0.7%

2,141	AES Corporation	20,896
	Insurance – 6.0%

523	Aon Corporation	21,956

336	Everest Reinsurance Group Ltd	26,672

858	Marsh & McLennan Companies, Inc.	22,771

550	Torchmark Corporation	19,173

1,672	WR Berkley Corporation	49,642

1,597	XL Capital Ltd, Class A	30,024
	Total Insurance	170,238
	IT Services – 1.3%

1,076	VeriFone Holdings Inc., (2)	37,682
	Leisure Equipment & Products – 0.5%

304	Polaris Industries Inc.	15,191
	Life Sciences Tools & Services – 1.6%

782	Agilent Technologies, Inc., (2)	24,438

284	Waters Corporation, (2)	21,439
	Total Life Sciences Tools & Services	45,877
	Machinery – 3.9%

340	Cummins Inc.	27,764

551	Dover Corporation	25,677

465	Joy Global Inc.	29,007

551	Wabtec Corporation	29,131
	Total Machinery	111,579
	Media – 1.4%

236	Liberty Media Starz, (2)	15,000

1,045	Madison Square Garden Inc., (2)	23,826
	Total Media	38,826

Nuveen Investments	41

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Metals & Mining – 2.3%

1,496	Steel Dynamics Inc.	$14,840

2,097	Titanium Metals Corporation	31,413

322	Walter Industries Inc.	19,323
	Total Metals & Mining	65,576
	Mortgage REIT – 0.4%

719	Annaly Capital Management Inc.	11,957
	Multiline Retail – 1.5%

1,644	Macy’s, Inc.	43,270
	Multi-Utilities – 4.1%

1,029	Alliant Energy Corporation	39,802

703	OGE Energy Corp.	33,596

847	Sempra Energy	43,621
	Total Multi-Utilities	117,019
	Office REIT – 2.1%

488	Digital Realty Trust Inc.	26,918

3,152	Duke Realty Corporation	33,096
	Total Office REIT	60,014
	Oil, Gas & Consumable Fuels – 6.7%

872	Continental Resources Inc., (2)	42,179

325	Hess Corporation	17,050

866	HollyFrontier Company	22,707

557	Peabody Energy Corporation	18,871

813	SM Energy Company	49,308

857	Sunoco, Inc.	26,576

707	Tesoro Corporation	13,765
	Total Oil, Gas & Consumable Fuels	190,456
	Pharmaceuticals – 3.5%

1,627	Warner Chilcott Limited, (2)	23,266

1,107	Watson Pharmaceuticals Inc., (2)	75,549
	Total Pharmaceuticals	98,815
	Professional Services – 1.1%

523	Towers Watson & Company, Class A Shares	31,265
	Residential REIT – 1.7%

403	Essex Property Trust Inc.	48,376
	Retail REIT – 1.2%

691	Taubman Centers Inc.	34,764
	Road & Rail – 3.4%

2,059	Hertz Global Holdings Inc., (2)	18,325

1,190	Kansas City Southern Industries, (2)	59,452

529	Ryder System, Inc.	19,843
	Total Road & Rail	97,620
	Semiconductors & Equipment – 3.2%

2,858	Cypress Semiconductor Corporation, (2)	42,784

789	KLA-Tencor Corporation	30,203

3,420	Micron Technology, Inc., (2)	17,237
	Total Semiconductors & Equipment	90,224

42	Nuveen Investments

Shares	Description (1)	Value

	Software – 3.6%

675	BMC Software, Inc., (2)	$26,028

507	Intuit, Inc.	24,052

365	Micros Systems, Inc., (2)	16,027

302	Salesforce.com, Inc., (2)	34,513
	Total Software	100,620
	Specialized REIT – 1.0%

751	Rayonier Inc.	27,629
	Specialty Retail – 4.9%

779	Advance Auto Parts, Inc.	45,260

1,153	Limited Brands, Inc.	44,402

428	Tiffany & Co.	26,031

732	Williams-Sonoma Inc.	22,538
	Total Specialty Retail	138,231
	Textiles, Apparel & Luxury Goods – 0.6%

274	PVX Corporation	15,958
	Tobacco – 1.6%

405	Lorillard Inc.	44,834
	Water Utilities – 0.7%

639	American Water Works Company	19,285
	Wireless Telecommunication Services – 1.3%

922	Crown Castle International Corporation	37,498
	Total Investments (cost $2,933,978) – 98.8%	2,796,251
	Other Assets Less Liabilities – 1.2%	34,102
	Net Assets – 100%	$2,830,353

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund

September 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 2.1%

195	BE Aerospace Inc., (2)	$6,456

141	Esterline Technologies Corporation, (2)	7,309

213	GeoEye, Inc., (2)	6,039

198	Hexcel Corporation	4,388
	Total Aerospace & Defense	24,192
	Air Freight & Logistics – 0.3%

90	Atlas Air Worldwide Holdings Inc.	2,996
	Auto Components – 0.6%

161	Tenneco Inc.	4,123

85	TRW Automotive Holdings Corporation, (2)	2,782
	Total Auto Components	6,905
	Beverages – 1.1%

55	Coca-Cola Bottling Company Consolidated	3,050

251	Dr. Pepper Snapple Group	9,734
	Total Beverages	12,784
	Biotechnology – 2.9%

278	Amylin Pharmaceuticals Inc.	2,566

150	Aveo Pharmaceuticals Inc.	2,309

389	BioMarin Pharmaceutical Inc., (2)	12,397

280	Incyte Pharmaceuticals Inc., (2)	3,912

989	Nabi Biopharmaceuticals, (2)	1,662

765	Neurocrine Biosciences Inc.	4,575

691	PDL Biopahrma Inc.	3,835

178	Targacept, Inc.	2,670
	Total Biotechnology	33,926
	Capital Markets – 3.4%

97	Affiliated Managers Group Inc., (2)	7,571

206	Ameriprise Financial, Inc.	8,108

354	Apollo Investment Corporation	2,662

249	Artio Global Investors Inc.	1,982

268	Calamos Asset Management, Inc. Class A	2,683

139	Cohen & Steers Inc.	3,996

380	Invesco LTD	5,894

249	Walter Investment Management Corporation	5,710
	Total Capital Markets	38,606
	Chemicals – 3.1%

99	Airgas, Inc.	6,318

212	Celanese Corporation, Series A	6,896

32	CF Industries Holdings, Inc.	3,948

159	Interpid Potash Inc., (2)	3,954

151	Minerals Technologies Inc.	7,440

109	OM Group Inc.	2,831

131	Westlake Chemical Corporation	4,491
	Total Chemicals	35,878

44	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 2.6%

424	Associated Banc-Corp.	$3,943

416	Community Bank System Inc.	9,439

474	First Financial Bancorp.	6,541

1,000	KeyCorp.	5,930

318	Zions Bancorporation	4,474
	Total Commercial Banks	30,327
	Commercial Services & Supplies – 1.7%

204	Clean Harbors, Inc., (2)	10,465

335	Republic Services, Inc.	9,400
	Total Commercial Services & Supplies	19,865
	Communication Equipment – 1.0%

121	Comtech Telecom Corporation, (2)	3,399

82	Interdigital Inc., (2)	3,820

161	Plantronics Inc.	4,580
	Total Communication Equipment	11,799
	Computers & Peripherals – 0.6%

11	Apple, Inc., (2)	4,193

64	Network Appliance Inc., (2)	2,172
	Total Computers & Peripherals	6,365
	Construction & Engineering – 0.7%

88	Fluor Corporation	4,096

243	MasTec Inc.	4,279
	Total Construction & Engineering	8,375
	Diversified Consumer Services – 0.5%

206	Sothebys Holdings Inc.	5,679
	Diversified REIT – 0.6%

145	PS Business Parks Inc.	7,183
	Electric Utilities – 2.0%

140	Edison International	5,355

339	Portland General Electric Company	8,031

299	UIL Holdings Corporation	9,846
	Total Electric Utilities	23,232
	Energy Equipment & Services – 2.4%

121	FMC Technologies Inc., (2)	4,550

352	Global Geophysical Services Inc.	2,805

245	Hornbeck Offshore Services Inc.	6,103

139	Oil States International Inc., (2)	7,078

1,729	Parker Drilling Company, (2)	7,590
	Total Energy Equipment & Services	28,126
	Food Products – 4.0%

67	Diamond Foods Inc.	5,346

114	Hain Celestial Group Inc.	3,483

251	Hershey Foods Corporation	14,869

116	McCormick & Company, Incorporated	5,355

189	Mead Johnson Nutrition Company, Class A Shares	13,009

Nuveen Investments	45

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Food Products (continued)

178	Tootsie Roll Industries Inc.	$4,293
	Total Food Products	46,355
	Gas Utilities – 1.5%

140	National Fuel Gas Company	6,815

571	Questar Corporation	10,112
	Total Gas Utilities	16,927
	Health Care Equipment & Supplies – 2.5%

369	Align Technology, Inc., (2)	5,598

85	Cooper Companies, Inc.	6,728

354	Hologic Inc., (2)	5,384

327	Masimo Corporation	7,080

147	Steris Corporation	4,303
	Total Health Care Equipment & Supplies	29,093
	Health Care Providers & Services – 3.7%

99	Air Methods Corporation, (2)	6,303

146	Centene Corporation, (2)	4,186

164	HealthSouth Corporation, (2)	2,449

62	HealthSpring, Inc.	2,261

176	Humana Inc., (2)	12,800

200	Lincare Holdings	4,500

188	Molina Healthcare Inc.	2,903

234	Owens and Minor Inc.	6,664
	Total Health Care Providers & Services	42,066
	Hotels, Restaurants & Leisure – 4.3%

475	Ameristar Casinos, Inc.	7,624

604	International Game Technology	8,776

142	Penn National Gaming, Inc.	4,727

141	Red Robin Gourmet Burgers, Inc., (2)	3,397

135	Royal Caribbean Cruises Limited	2,921

1,045	Scientific Games Corporation	7,440

280	Vail Resorts, Inc.	10,581

36	Wynn Resorts Ltd	4,143
	Total Hotels, Restaurants & Leisure	49,609
	Household Durables – 0.2%

53	Tempur Pedic International Inc., (2)	2,788
	Household Products – 0.2%

116	Spectrum Brands Inc.	2,740
	Independent Power Producers & Energy Traders – 0.4%

458	AES Corporation, (2)	4,470
	Insurance – 6.2%

406	Alterra Capital Holdings Limited	7,702

112	Aon Corporation	4,702

72	Everest Reinsurance Group Ltd	5,715

180	Marsh & McLennan Companies, Inc.	4,777

564	Meadowbrook Insurance Group, Inc.	5,025

46	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

593	National Financial Partners Corp., (2)	$6,487

102	Navigators Group, Inc.	4,406

402	Primerica Inc.	8,667

117	Torchmark Corporation	4,079

131	Tower Group Inc.	2,995

357	WR Berkley Corporation	10,599

341	XL Capital Ltd, Class A	6,411
	Total Insurance	71,565
	Internet Software & Services – 0.6%

208	Rackspace Hosting Inc., (2)	7,101
	IT Services – 3.1%

349	CSG Systems International Inc., (2)	4,411

242	Maximus Inc.	8,446

420	VeriFone Holdings Inc., (2)	14,708

200	Wright Express Corporation, (2)	7,608
	Total IT Services	35,173
	Leisure Equipment & Products – 1.1%

256	Polaris Industries Inc.	12,792
	Life Sciences Tools & Services – 1.3%

167	Agilent Technologies, Inc., (2)	5,219

59	Bio-Rad Laboratories Inc., (2)	5,355

61	Waters Corporation, (2)	4,605
	Total Life Sciences Tools & Services	15,179
	Machinery – 3.4%

191	Astecx Industries Inc.	5,592

71	Cummins Inc.	5,798

118	Dover Corporation	5,499

97	Joy Global Inc.	6,051

113	Nordson Corporation	4,491

198	Twin Disc, Inc.	5,281

116	Wabtec Corporation	6,133
	Total Machinery	38,845
	Media – 0.7%

50	Liberty Media Starz, (2)	3,178

223	Madison Square Garden Inc., (2)	5,084
	Total Media	8,262
	Metals & Mining – 1.4%

114	RTI International Metals, Inc., (2)	2,658

320	Steel Dynamics Inc.	3,174

448	Titanium Metals Corporation	6,711

69	Walter Industries Inc.	4,141
	Total Metals & Mining	16,684
	Mortgage REIT – 0.2%

151	Annaly Capital Management Inc.	2,511

Nuveen Investments	47

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Multiline Retail – 1.6%

211	Dillard’s, Inc., Class A	$9,174

346	Macy’s, Inc.	9,107
	Total Multiline Retail	18,281
	Multi-Utilities – 2.2%

220	Alliant Energy Corporation	8,510

150	OGE Energy Corp.	7,169

181	Sempra Energy	9,322
	Total Multi-Utilities	25,001
	Office REIT – 1.1%

104	Digital Realty Trust Inc.	5,737

674	Duke Realty Corporation	7,077
	Total Office REIT	12,814
	Oil, Gas & Consumable Fuels – 5.8%

511	Cloud Peak Energy Inc.	8,661

188	Continental Resources Inc., (2)	9,094

203	CVTR Energy Inc.	4,291

69	Hess Corporation	3,620

185	HollyFrontier Company	4,851

119	Peabody Energy Corporation	4,032

677	Petroquest Energy Inc., (2)	3,724

175	SM Energy Company	10,614

406	Stone Energy Corporation, (2)	6,581

184	Sunoco, Inc.	5,706

152	Tesoro Corporation	2,959

73	Whiting Petroleum Corporation, (2)	2,561
	Total Oil, Gas & Consumable Fuels	66,694
	Paper & Forest Products – 0.5%

159	Clearwater Paper Corporation	5,403
	Personal Products – 0.6%

709	Prestige Brands Holdings Inc.	6,416
	Pharmaceuticals – 1.8%

347	Warner Chilcott Limited, (2)	4,962

237	Watson Pharmaceuticals Inc., (2)	16,176
	Total Pharmaceuticals	21,138
	Professional Services – 0.8%

78	Acacia Research, (2)	2,807

110	Towers Watson & Company, Class A Shares	6,576
	Total Professional Services	9,383
	Residential REIT – 3.1%

187	American Campus Communities Inc.	6,958

174	Equity Lifestyles Properties Inc.	10,910

86	Essex Property Trust Inc.	10,323

135	Home Properties New York, Inc.	7,663
	Total Residential REIT	35,854

48	Nuveen Investments

Shares	Description (1)	Value

	Retail REIT – 1.5%

354	Ramco-Gershenson Properties Trust	$2,903

273	Tanger Factory Outlet Centers	7,101

148	Taubman Centers Inc.	7,446
	Total Retail REIT	17,450
	Road & Rail – 2.8%

233	Genesee & Wyoming Inc.	10,839

440	Hertz Global Holdings Inc., (2)	3,916

254	Kansas City Southern Industries, (2)	12,690

113	Ryder System, Inc.	4,239
	Total Road & Rail	31,684
	Semiconductors & Equipment – 3.1%

611	Cypress Semiconductor Corporation, (2)	9,147

169	KLA-Tencor Corporation	6,469

751	Kulicke & Soffa Industries Inc.	5,602

731	Micron Technology, Inc., (2)	3,684

682	ON Semiconductor Corporation, (2)	4,890

945	Silicon Image, Inc., (2)	5,547
	Total Semiconductors & Equipment	35,339
	Software – 4.3%

207	Advent Software Inc., (2)	4,316

140	Ansys Inc., (2)	6,866

144	BMC Software, Inc., (2)	5,553

202	CommVault Systems, Inc., (2)	7,486

107	Intuit, Inc.	5,076

176	Manhattan Associates Inc., (2)	5,822

78	Micros Systems, Inc., (2)	3,425

65	Salesforce.com, Inc., (2)	7,428

358	TeleNav Inc.	3,175
	Total Software	49,147
	Specialized REIT – 0.8%

248	Chesapeake Lodging Trust	2,993

160	Rayonier Inc.	5,886
	Total Specialized REIT	8,879
	Specialty Retail – 3.6%

164	Advance Auto Parts, Inc.	9,528

148	Body Central Corporation	2,688

332	Express Inc.	6,736

243	Limited Brands, Inc.	9,358

91	Tiffany & Co.	5,535

72	Vitamin Shoppe Inc.	2,696

154	Williams-Sonoma Inc.	4,742
	Total Specialty Retail	41,283
	Textiles, Apparel & Luxury Goods – 0.6%

89	Oxford Industries Inc.	3,053

58	PVH Corporation	3,378
	Total Textiles, Apparel & Luxury Goods	6,431

Nuveen Investments	49

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 0.6%

525	Ocwen Financial Corporation	$6,935
	Tobacco – 1.1%

1,148	Alliance One International, Inc., (2)	2,801

85	Lorillard Inc.	9,410
	Total Tobacco	12,211
	Trading Companies & Distributors – 0.8%

297	CAI International Inc.	3,481

346	United Rentals Inc.	5,827
	Total Trading Companies & Distributors	9,308
	Water Utilities – 0.4%

137	American Water Works Company	4,135
	Wireless Telecommunication Services – 0.7%

194	Crown Castle International Corporation	7,890
	Total Investments (cost $1,163,865) – 98.2%	1,130,074
	Other Assets Less Liabilities – 1.8%	21,208
	Net Assets – 100%	$1,151,282

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments

Nuveen Symphony International Equity Fund

September 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 90.1%

	Automobiles – 3.7%

436	Honda Motor Company Limited, ADR	$12,709

193	Honda Motor Company Limited, (2), (3)	5,654

88	Toyota Motor Corporation, Sponsored ADR	6,007

321	Toyota Motor Corporation, (2), (3)	11,004
	Total Automobiles	35,374
	Beverages – 3.7%

1,575	Coca-Cola Amatil Limited, (2), (3)	18,043

203	Coca-Cola Femsa SAB de CV	18,012
	Total Beverages	36,055
	Capital Markets – 0.5%

407	UBS AG, (3)	4,655
	Chemicals – 4.9%

773	Kuraray Company Limited, (2), (3)	10,542

232	Nitto Denko Corporation, (2), (3)	9,131

240	Potash Corporation of Saskatchewan	10,421

481	Umicore, (2), (3)	17,438
	Total Chemicals	47,532
	Commercial Banks – 12.3%

782	Banco Itau Holdings Financeira, S.A., Sponsred ADR	12,137

777	Banco Santander Central S.A., ADR	6,247

109	BNP Paribas SA, (2), (3)	4,297

1,984	DnB NOR ASA, (2), (3)	19,772

729	Hang Seng Bank, (2), (3)	8,545

1,405	HSBC Holdings PLC, (2), (3)	10,761

861	Mitsubishi UFJ Financial Group, Inc., ADR, (2)	3,952

2,879	Mizuho Financial Group, (2), (3)	4,216

133	Societe Generale, (2), (3)	3,482

788	Standard Chartered PLC, (2), (3)	15,721

373	Sumitomo Mitsui Financial Group, (2), (3)	10,509

198	Toronto-Dominion Bank	14,048

61	Toronto-Dominion Bank	4,342
	Total Commercial Banks	118,029
	Commercial Services & Supplies – 0.6%

227	Aggreko PLC, (2), (3)	5,712
	Construction & Engineering – 0.7%

229	Royal Boskalis Westminster NV, (2), (3)	7,044
	Electrical Equipment – 3.5%

496	ABB Limited, ADR	8,472

140	ABB Limited, ADR, (2), (3)	2,395

300	Nidec Corporation, ADR	6,021

46	Nidec Corporation, (2), (3)	3,705

505	Sensata Techologies Holdings	13,362
	Total Electrical Equipment	33,955

Nuveen Investments	51

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 2.5%

594	Hoya Corporation, (2), (3)	$13,772

1,132	Nippon Electric Glass Company Limited, (3)	10,286
	Total Electronic Equipment & Instruments	24,058
	Energy Equipment & Services – 0.9%

92	Subsea 7 SA, (3)	1,748

345	Subsea 7 SA, (3)	6,607
	Total Energy Equipment & Services	8,355
	Food & Staples Retailing – 3.2%

1,421	Jeronimo Martins SGPS, (3)	22,190

718	Koninklijke Ahold NV, Sponsored ADR, (3)	8,322
	Total Food & Staples Retailing	30,512
	Food Products – 4.2%

218	Nestle S.A., Sponsored ADR, (3)	12,012

99	Nestle S.A., (3)	5,450

153	Unilever PLC, ADR	4,772

594	Unilever PLC, (3)	18,607
	Total Food Products	40,841
	Health Care Providers & Services – 1.7%

247	Fresenius SE, ADR	16,680
	Household Durables – 0.5%

621	Brookfield Residential Properties Inc.	4,130

52	Brookfield Residential Properties Inc.	346
	Total Household Durables	4,476
	Industrial Conglomerates – 2.3%

1,876	Fraser and Neave Limited, (2), (3)	8,235

145	Rheinmetall AG, (2), (3)	6,801

76	Siemens AG, Sponsored ADR, (2), (3)	6,838
	Total Industrial Conglomerates	21,874
	Insurance – 5.1%

424	Hannover Rueckversicherung AG, (2), (3)	19,170

316	Prudential Corporation PLC, (2), (3)	2,714

359	Prudential Corporation PLC	6,125

462	SCOR SE, ADR, (2), (3)	9,966

324	Willis Group Holdings PLC	11,136
	Total Insurance	49,111
	Internet Software & Services – 0.5%

228	Tencent Holdings Limited, (2), (3)	4,718
	Machinery – 3.4%

355	Kone OYJ, (2), (3)	16,885

527	Nabtesco Corporation, (3)	9,961

97	Vallourec SA, (2), (3)	5,555
	Total Machinery	32,401
	Media – 0.7%

146	WPP Group PLC	6,723

52	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 4.5%

160	BHP Billiton PLC, ADR	$10,630

124	BHP Billiton PLC, ADR, (2), (3)	4,106

874	Iluka Resources Limited, (2), (3)	10,230

313	Rio Tinto Limited, (2), (3)	18,333
	Total Metals & Mining	43,299
	Multiline Retail – 1.8%

445	Next PLC, (2), (3)	17,446
	Office Electronics – 0.9%

200	Canon Inc.	9,052
	Oil, Gas & Consumable Fuels – 7.2%

542	BG PLC, (2), (3)	10,373

90	BG PLC., Sponsored ADR, (2), (3)	8,586

369	Repsol YPF S.A, (2), (3)	9,741

624	Royal Dutch Shell PLC, Class B Shares, (2), (3)	19,415

177	StatoilHydro ASA, (2), (3)	3,798

196	StatoilHydro ASA, Sponsored ADR	4,224

62	Total SA, Sponsored ADR	2,720

235	Total SA, (2), (3)	10,368
	Total Oil, Gas & Consumable Fuels	69,225
	Pharmaceuticals – 6.0%

256	AstraZeneca PLC, Sponsored ADR	11,356

153	Novartis AG, Sponsored ADR	8,533

56	Novartis AG, Sponsored ADR, (2), (3)	3,128

125	Novo Nordisk A/S, (2), (3)	12,467

304	Sanofi-Aventis, Sponsored ADR	9,971

55	Sanofi-Synthelabo, SA, (2), (3)	3,618

228	Teva Pharmaceutical Industries Limited, Sponsored ADR	8,486
	Total Pharmaceuticals	57,559
	Real Estate Investment Trust – 1.0%

1,002	Westfield Group, (2), (3)	7,431

1,002	Westfield Realty Trust, (2), (3)	2,332
	Total Real Estate Investment Trust	9,763
	Real Estate Management & Development – 1.8%

596	Brookfield Properties Corporation	8,241

2,995	Hysan Development Company, (2), (3)	8,960
	Total Real Estate Management & Development	17,201
	Semiconductors & Equipment – 1.5%

428	ASM Lithography Holding NV	14,783
	Textiles, Apparel & Luxury Goods – 3.6%

669	Burberry Group PLC, (2), (3)	12,149

95	LVMH Moet Hennessy, (2), (3)	12,540

4,034	Yue Yuen Industrial Holdings Limited, (2), (3)	10,485
	Total Textiles, Apparel & Luxury Goods	35,174
	Tobacco – 1.5%

118	British American Tobacco PLC, (2), (3)	4,983

109	British American Tobacco PLC	9,236
	Total Tobacco	14,219

Nuveen Investments	53

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

September 30, 2011

Shares	Description (1)			Value

	Trading Companies & Distributors – 1.7%

1,110	Mitsui & Company Limited, (3)			$16,078
	Wireless Telecommunication Services – 3.7%

256	Millicom International Cellular SA, (2), (3)			25,509

4,103	Vodafone Group PLC, (2), (3)			10,574
	Total Wireless Telecommunication Services			36,083
	Total Common Stocks (cost $882,774)			867,987

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 7.3%

1,479	I-Shares MSCI EAFE Index Fund			$70,622
	Total Investment Companies (cost $71,229)			70,622

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 13.4%

$129	Repurchase Agreement with State Street Bank, dated 9/30/11, repurchase price $129,098, collateralized by $135,000 U.S. Treasury Notes, 1.375%, due 9/30/18, Value $134,156	0.010%	10/03/11	$129,097
	Total Short-Term Investments (cost $129,097)			129,097
	Total Investments (cost $1,083,100) – 110.8%			1,067,706
	Other Assets Less Liabilities – (10.8)%			(104,474)
	Net Assets – 100%			$963,232

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund

September 30, 2011

Shares	Description (1)	Value
	COMMON STOCK – 100.0%

	Aerospace & Defense – 0.8%

403	Honeywell International Inc.	$17,696
	Beverages – 3.7%

1,210	Coca-Cola Company	81,748
	Biotechnology – 4.3%

455	Biogen Idec Inc., (2)	42,383

190	Celgene Corporation, (2)	11,765

1,057	Gilead Sciences, Inc., (2)	41,012
	Total Biotechnology	95,160
	Capital Markets – 0.6%

515	Waddell & Reed Financial, Inc., Class A	12,880
	Chemicals – 2.8%

443	Celanese Corporation, Series A	14,411

710	Mosaic Company	34,769

276	Scotts Miracle Gro Company	12,310
	Total Chemicals	61,490
	Commercial Banks – 2.9%

540	Commerce Bancshares Inc.	18,765

267	M&T Bank Corporation	18,663

662	Wells Fargo & Company	15,967

813	Zions Bancorporation	11,439
	Total Commercial Banks	64,834
	Commercial Services & Supplies – 1.0%

665	Waste Management, Inc.	21,652
	Communications Equipment – 3.2%

854	Motorola Solutions Inc.	35,783

703	QUALCOMM, Inc.	34,187
	Total Communications Equipment	69,970
	Computers & Peripherals – 3.8%

222	Apple, Inc., (2)	84,622
	Diversified Financial Services – 0.9%

804	Citigroup Inc., (2)	20,598
	Diversified Telecommunication Services – 1.4%

869	Verizon Communications Inc.	31,979
	Electric Utilities – 6.5%

1,117	Northeast Utilities	37,587

941	Progress Energy, Inc.	48,669

1,380	Southern Company	58,471
	Total Electric Utilities	144,727
	Energy Equipment & Services – 1.3%

543	National-Oilwell Varco Inc.	27,812
	Food & Staples Retailing – 1.6%

283	Costco Wholesale Corporation	23,240

225	Wal-Mart Stores, Inc.	11,678
	Total Food & Staples Retailing	34,918

Nuveen Investments	55

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Food Products – 3.5%

668	General Mills, Inc.	$25,698

506	H.J. Heinz Company	25,543

383	Mead Johnson Nutrition Company, Class A Shares	26,362
	Total Food Products	77,603
	Health Care Equipment & Supplies – 3.7%

320	Baxter International, Inc.	17,965

374	Becton, Dickinson and Company	27,422

259	C. R. Bard, Inc.	22,673

397	Saint Jude Medical Inc.	14,367
	Total Health Care Equipment & Supplies	82,427
	Health Care Providers & Services – 1.3%

141	Laboratory Corporation of America Holdings	11,146

240	McKesson HBOC Inc.	17,448
	Total Health Care Providers & Services	28,594
	Hotels, Restaurants & Leisure – 1.7%

1,196	International Game Technology	17,378

501	Las Vegas Sands	19,208
	Total Hotels, Restaurants & Leisure	36,586
	Household Products – 5.2%

155	Colgate-Palmolive Company	13,745

755	Kimberly-Clark Corporation	53,613

756	Procter & Gamble Company	47,764
	Total Household Products	115,122
	Industrial Conglomerates – 1.8%

2,626	General Electric Company	40,020
	Insurance – 3.5%

597	Aon Corporation	25,062

226	Everest Reinsurance Group Ltd	17,940

403	Marsh & McLennan Companies, Inc.	10,696

151	PartnerRe Limited	7,893

479	Torchmark Corporation	16,698
	Total Insurance	78,289
	Internet Software & Services – 2.3%

55	Google Inc., Class A, (2)	28,291

304	IAC/InterActiveCorp., (2)	12,023

818	Yahoo! Inc.	10,765
	Total Internet Software & Services	51,079
	IT Services – 3.7%

467	International Business Machines Corporation (IBM)	81,739
	Machinery – 3.3%

468	Caterpillar Inc.	34,557

481	Cummins Inc.	39,278
	Total Machinery	73,835

56	Nuveen Investments

Shares	Description (1)	Value

	Media – 2.4%

1,046	Comcast Corporation, Class A	$21,861

272	DIRECTV Group, Inc., (2)	11,492

503	Viacom Inc., Class B	19,486
	Total Media	52,839
	Metals & Mining – 2.3%

499	Freeport-McMoRan Copper & Gold, Inc.	15,195

832	Titanium Metals Corporation	12,463

398	Walter Industries Inc.	23,884
	Total Metals & Mining	51,542
	Multi-Utilities – 4.1%

590	Consolidated Edison, Inc.	33,642

1,132	Dominion Resources, Inc.	57,472
	Total Multi-Utilities	91,114
	Oil, Gas & Consumable Fuels – 7.0%

881	Chesapeake Energy Corporation	22,510

351	ConocoPhillips	22,225

452	Continental Resources Inc., (2)	21,863

644	El Paso Corporation	11,257

905	Marathon Oil Corporation	19,530

660	Marathon Petroleum Corporation	17,860

188	Range Resources Corporation	10,990

464	Sunoco, Inc.	14,389

671	Teekay Shipping Corporation	15,171
	Total Oil, Gas & Consumable Fuels	155,795
	Pharmaceuticals – 7.7%

889	Bristol-Myers Squibb Company	27,897

1,367	Johnson & Johnson	87,090

807	Watson Pharmaceuticals Inc., (2)	55,078
	Total Pharmaceuticals	170,065
	Real Estate Investment Trust – 2.0%

332	Digital Realty Trust Inc.	18,313

243	Simon Property Group, Inc.	26,725
	Total Real Estate Investment Trust	45,038
	Road & Rail – 1.0%

195	Norfolk Southern Corporation	11,899

123	Union Pacific Corporation	10,045
	Total Road & Rail	21,944
	Semiconductors & Equipment – 1.1%

1,107	Intel Corporation	23,612
	Software – 1.4%

1,261	Microsoft Corporation	31,386
	Specialty Retail – 1.6%

562	Home Depot, Inc.	18,473

530	Williams-Sonoma Inc.	16,319
	Total Specialty Retail	34,792

Nuveen Investments	57

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

September 30, 2011

Shares	Description (1)	Value

	Tobacco – 4.6%

870	Altria Group, Inc.	$23,325

589	Philip Morris International	36,742

1,093	Reynolds American Inc.	40,966
	Total Tobacco	101,033
	Total Investments (cost $2,007,153) – 100.0%	2,214,540
	Other Assets Less Liabilities – 0.0%	389
	Net Assets – 100%	$2,214,929

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2011

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $5,250,888, $1,286,028, $2,933,978, $1,163,865, $954,003 and $2,007,153, respectively)	$5,769,843	$1,212,973	$2,796,251	$1,130,074	$938,609	$2,214,540
Short-term investments (at cost, which approximates value)	220,249	—	—	—	129,097	—
Cash	—	43,370	35,980	61,142	—	16,196
Cash denominated in foreign currencies (cost $–, $–, $–, $–, $291 and $–, respectively)	—	—	—	—	278	—
Receivables:
Dividends	6,380	2,250	3,866	1,604	2,735	4,178
From Adviser	10,638	—	—	—	—	30,109
Investments sold	—	48,174	—	6,773	—	—
Reclaims	—	—	—	—	335	—
Shares sold	2,182	809	36,691	5,279	1,031	2,192
Total assets	6,009,292	1,307,576	2,872,788	1,204,872	1,072,085	2,267,215
Liabilities
Payables:
Investments purchased	—	41,400	—	6,232	71,229	—
Shares redeemed	3,314	—	—	—	63	—
Accrued expenses:
Management fees	—	17,362	1,410	12,771	1,559	—
12b-1 distribution and service fees	1,664	493	1,044	366	265	490
Other	51,470	39,607	39,981	34,221	35,737	51,796
Total liabilities	56,448	98,862	42,435	53,590	108,853	52,286
Net assets	$5,952,844	$1,208,714	$2,830,353	$1,151,282	$963,232	$2,214,929
Class A Shares
Net assets	$2,106,610	$316,051	$1,590,686	$369,561	$269,965	$701,703
Shares outstanding	98,700	19,092	79,734	21,401	20,816	39,121
Net asset value per share	$21.34	$16.55	$19.95	$17.27	$12.97	$17.94
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering) of offering price)	$22.64	$17.56	$21.17	$18.32	$13.76	$19.03
Class C Shares
Net assets	$1,325,757	$413,665	$674,329	$225,215	$313,830	$362,850
Shares outstanding	64,332	25,262	35,149	13,571	24,437	20,638
Net asset value and offering price per share	$20.61	$16.37	$19.18	$16.59	$12.84	$17.58
Class R3 Shares
Net assets	$60,431	$176,069	$207,062	$191,591	$44,760	$51,832
Shares outstanding	2,826	10,646	10,364	11,095	3,448	2,886
Net asset value and offering price per share	$21.38	$16.54	$19.98	$17.27	$12.98	$17.97
Class I Shares
Net assets	$2,460,046	$302,929	$358,276	$364,915	$334,677	$1,098,544
Shares outstanding	114,236	18,266	17,777	20,874	25,780	61,119
Net asset value and offering price per share	$21.53	$16.58	$20.15	$17.48	$12.98	$17.97
Net assets consist of:
Capital paid-in	$4,821,631	$1,409,032	$3,158,629	$1,289,313	$1,358,893	$2,160,804
Undistributed (Over-distribution of) net investment income	195	5,516	—	—	12,032	19,869
Accumulated net realized gain (loss)	612,063	(132,779)	(190,549)	(104,240)	(392,209)	(173,131)
Net unrealized appreciation (depreciation)	518,955	(73,055)	(137,727)	(33,791)	(15,484)	207,387
Net assets	$5,952,844	$1,208,714	$2,830,353	$1,151,282	$963,232	$2,214,929
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Operations

Year Ended September 30, 2011

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividends and Interest Income (net of foreign tax withheld of $–, $8, $–, $–, $2,594 and $–, respectively)	$103,966	$27,117	$38,272	$15,947	$27,571	$57,654
Expenses
Management fees	60,682	9,072	20,127	10,005	7,700	17,858
12b-1 service fees – Class A	5,228	925	3,642	916	778	1,599
12b-1 distribution and service fees – Class C	11,531	4,183	6,735	2,534	2,316	3,509
12b-1 distribution and service fees – Class R3	336	1,019	1,205	1,137	263	277
Shareholders’ servicing agent fees and expenses	7,278	883	2,785	748	568	3,011
Custodian’s fees and expenses	18,590	11,646	21,530	23,436	8,087	8,145
Trustees’ fees and expenses	208	32	72	31	23	62
Professional fees	15,426	16,662	18,092	15,199	14,928	18,078
Shareholders’ reports – printing and mailing expenses	56,424	6,868	23,344	7,164	6,829	30,084
Federal and state registration fees	36,590	48,293	35,713	35,395	57,735	66,479
Other expenses	2,553	2,116	2,127	2,096	2,610	2,796
Total expenses before custodian fee credit and expense reimbursement	214,846	101,699	135,372	98,661	101,837	151,898
Custodian fee credit	(5)	(42)	(33)	(51)	(49)	(32)
Expense reimbursement	(110,280)	(82,490)	(92,600)	(80,213)	(87,517)	(120,762)
Net expenses	104,561	19,167	42,739	18,397	14,271	31,104
Net investment income (loss)	(595)	7,950	(4,467)	(2,450)	13,300	26,550
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,771,603	101,964	(5,479)	127,989	40,159	304,552
Change in unrealized appreciation (depreciation) of investments and foreign currency	(1,048,876)	(183,619)	(364,537)	(178,755)	(157,074)	(213,631)
Net realized and unrealized gain (loss)	722,727	(81,655)	(370,016)	(50,766)	(116,915)	90,921
Net increase (decrease) in net assets from operations	$722,132	$(73,705)	$(374,483)	$(53,216)	$(103,615)	$117,471

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Changes in Net Assets

	Symphony Large-Cap Growth		Symphony Large-Cap Value
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$(595)	$(618)	$7,950	$4,666
Net realized gain (loss) from investments and foreign currency	1,771,603	573,930	101,964	76,748
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,048,876)	703,087	(183,619)	(21,673)
Net increase (decrease) in net assets from operations	722,132	1,276,399	(73,705)	59,741
Distributions to Shareholders
From net investment income:
Class A	—	(158)	(2,842)	(2,598)
Class C	—	—	(98)	(1,030)
Class R3	—	—	(984)	(1,329)
Class I	—	(16,928)	(3,176)	(3,424)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(17,086)	(7,100)	(8,381)
Fund Share Transactions
Proceeds from sale of shares	7,742,981	1,976,220	244,696	73,192
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	103	1,599	1,118
	7,742,981	1,976,323	246,295	74,310
Cost of shares redeemed	(11,080,238)	(1,445,612)	(67,509)	(60,685)
Net increase (decrease) in net assets from Fund share transactions	(3,337,257)	530,711	178,786	13,625
Net increase (decrease) in net assets	(2,615,125)	1,790,024	97,981	64,985
Net assets at the beginning of period	8,567,969	6,777,945	1,110,733	1,045,748
Net assets at the end of period	$5,952,844	$8,567,969	$1,208,714	$1,110,733
Undistributed (Over-distribution of) net investment income at the end of period	$195	$—	$5,516	$4,666

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (continued)

	Symphony Mid-Cap Core		Symphony Small-Mid Cap Core
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$(4,467)	$(1,588)	$(2,450)	$(3,950)
Net realized gain (loss) from investments and foreign currency	(5,479)	88,219	127,989	15,274
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(364,537)	83,959	(178,755)	112,585
Net increase (decrease) in net assets from operations	(374,483)	170,590	(53,216)	123,909
Distributions to Shareholders
From net investment income:
Class A	—	(339)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	(958)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(1,297)	—	—
Fund Share Transactions
Proceeds from sale of shares	2,515,358	130,258	406,492	96,759
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	31	—	—
	2,515,358	130,289	406,492	96,759
Cost of shares redeemed	(475,642)	(17,283)	(190,320)	(24,146)
Net increase (decrease) in net assets from Fund share transactions	2,039,716	113,006	216,172	72,613
Net increase (decrease) in net assets	1,665,233	282,299	162,956	196,522
Net assets at the beginning of period	1,165,120	882,821	988,326	791,804
Net assets at the end of period	$2,830,353	$1,165,120	$1,151,282	$988,326
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

62	Nuveen Investments

	Symphony International Equity		Symphony Optimized Alpha
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$13,300	$13,403	$26,550	$10,824
Net realized gain (loss) from investments and foreign currency	40,159	84,223	304,552	160,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(157,074)	(64,743)	(213,631)	174,281
Net increase (decrease) in net assets from operations	(103,615)	32,883	117,471	345,526
Distributions to Shareholders
From net investment income:
Class A	(4,708)	(4,441)	(2,764)	(551)
Class C	(1,681)	(2,160)	—	—
Class R3	(705)	N/A	(188)	N/A
Class I	(6,903)	(11,721)	(13,989)	(8,831)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(13,997)	(18,322)	(16,941)	(9,382)
Fund Share Transactions
Proceeds from sale of shares	407,564	180,064	684,696	171,071
Net proceeds from shares issued to shareholders due to reinvestment of distributions	2,689	4,351	6,859	2,819
	410,253	184,415	691,555	173,890
Cost of shares redeemed	(145,077)	(251,779)	(1,009,124)	(860,923)
Net increase (decrease) in net assets from Fund share transactions	265,176	(67,364)	(317,569)	(687,033)
Net increase (decrease) in net assets	147,564	(52,803)	(217,039)	(350,889)
Net assets at the beginning of period	815,668	868,471	2,431,968	2,782,857
Net assets at the end of period	$963,232	$815,668	$2,214,929	$2,431,968
Undistributed (Over-distribution of) net investment income at the end of period	$12,032	$12,900	$19,869	$10,260

N/A – Symphony International Equity and Symphony Optimized Alpha did not issue Class R3 Shares prior to October 5, 2010.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/06)
Year Ended 9/30:
2011	$20.63	$— **	$.71	$.71	$—	$—	$—	$—	$21.34	3.44%
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63	17.96
2009(h)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(f)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
Year Ended 9/30:
2011	20.07	(.19)	.73	.54	—	—	—	—	20.61	2.69
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07	17.03
2009(h)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(f)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class R3 (9/09)
Year Ended 9/30:
2011	20.72	(.07)	.73	.66	—	—	—	—	21.38	3.19
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72	17.66
2009(e)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)(g)
Year Ended 9/30:
2011	20.77	.04	.72	.76	—	—	—	—	21.53	3.66
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77	18.19
2009(h)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(f)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$2,107	2.36%		(1.15)%	1.23%		(.02)%	151%
1,063	2.69		(1.40)	1.29		— ***	70
236	3.41	*	(1.82)*	1.35	*	.25 *	10

215	1.94		(.52)	1.35		.06	109
257	3.14		(2.16)	1.33		(.35)	110
260	8.21	*	(7.39)*	1.34	*	(.51 )*	72

1,326	3.18		(2.01)	1.98		(.80)	151
367	3.43		(2.26)	2.06		(.89)	70
661	4.13	*	(2.53)*	2.09	*	(.50 )*	10

621	2.84		(1.49)	2.10		(.75)	109
254	3.89		(2.91)	2.09		(1.11)	110
258	8.97	*	(8.15)*	2.10	*	(1.27)*	72

60	2.67		(1.50)	1.48		(.31)	151
59	3.05		(1.90)	1.56		(.41)	70
50	2.11	*	(2.11)*	1.59	*	(1.59)*	10

2,460	2.26		(1.11)	.98		.16	151
7,080	2.57		(1.42)	1.06		.09	70
5,831	3.12	*	(1.51)*	1.09	*	.51 *	10

5,709	1.68		(.27)	1.10		.31	109
3,011	2.40		(1.56)	1.09		(.25)	110
260	7.95	*	(7.13)*	1.08	*	(.26 )*	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011	$17.43	$.15	$(.89)	$(.74)	$(.14)	$—	$(.14)	$16.55	(4.38)%
2010	16.55	.11	.93	1.04	(.16)	—	(.16)	17.43	6.32
2009(g)	15.22	.04	1.29	1.33	—	—	—	16.55	8.74
Year Ended 7/31:
2009	20.71	.20	(5.53)	(5.33)	(.14)	(.02)	(.16)	15.22	(25.76)
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
Class C (5/06)
Year Ended 9/30:
2011	17.25	.01	(.89)	(.88)	—	—	—	16.37	(5.08)
2010	16.40	(.02)	.92	.90	(.05)	—	(.05)	17.25	5.50
2009(g)	15.10	.02	1.28	1.30	—	—	—	16.40	8.61
Year Ended 7/31:
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
Class R3 (5/09)
Year Ended 9/30:
2011	17.42	.11	(.90)	(.79)	(.09)	—	(.09)	16.54	(4.65)
2010	16.54	.07	.93	1.00	(.12)	—	(.12)	17.42	6.08
2009(g)	15.22	.03	1.29	1.32	—	—	—	16.54	8.67
Year Ended 7/31:
2009(e)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(f)
Year Ended 9/30:
2011	17.46	.20	(.90)	(.70)	(.18)	—	(.18)	16.58	(4.15)
2010	16.57	.15	.94	1.09	(.20)	—	(.20)	17.46	6.60
2009(g)	15.23	.04	1.30	1.34	—	—	—	16.57	8.80
Year Ended 7/31:
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$316	7.47%		(5.45)%	1.23%		.79%		115%
278	11.54		(9.64)	1.27		.62		84
263	26.49	*	(23.77)*	1.30	*	1.42	*	17

242	12.09		(9.43)	1.30		1.36		130
259	3.33		1.49	1.28		.55		98
282	5.11		(3.18)	1.28		.64		133

414	7.94		(5.91)	1.98		.06		115
342	12.23		(10.33)	2.02		(.12)		84
325	27.38	*	(24.66)*	2.05	*	.68	*	17

295	13.40		(10.78)	2.05		.57		130
256	4.08		(2.24)	2.04		(.20)		98
281	5.86		(3.93)	2.04		(.11)		133

176	7.82		(5.79)	1.48		.55		115
185	11.74		(9.84)	1.52		.38		84
176	26.73	*	(24.01)*	1.54	*	1.17	*	17

162	33.24	*	(31.09)*	1.55	*	.60	*	130

303	7.26		(5.22)	.98		1.05		115
306	11.16		(9.26)	1.02		.88		84
282	26.32	*	(23.60)*	1.04	*	1.68	*	17

253	9.70		(7.04)	1.05		1.61		130
516	3.08		1.24	1.04		.80		98
283	4.86		(2.93)	1.03		.89		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011	$20.54	$.01	$(.60)	$(.59)	$—	$—	$—	$19.95	(2.87)%
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54	18.96
2009(g)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
Class C (5/06)
Year Ended 9/30:
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18	(3.62)
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90	18.10
2009(g)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
Class R3 (5/09)
Year Ended 9/30:
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98	(3.10)
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62	18.71
2009(g)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(e)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(f)
Year Ended 9/30:
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15	(2.66)
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70	19.30
2009(g)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$1,591	4.57%		(3.17)%	1.38%		.02%	93%
339	13.18		(11.79)	1.39		.01	82
233	12.75	*	(10.81)*	1.40	*	.54 *	17

214	9.20		(7.72)	1.40		.08	118
261	3.08		(2.14)	1.38		(.44)	99
280	4.06		(2.94)	1.38		(.27)	139

674	5.46		(4.08)	2.13		(.75)	93
314	13.95		(12.55)	2.14		(.74)	82
211	13.49	*	(11.56)*	2.14	*	(.21 )*	17

194	9.73		(8.24)	2.15		(.66)	118
256	3.83		(2.89)	2.14		(1.20)	99
278	4.81		(3.69)	2.14		(1.02)	139

207	5.38		(4.04)	1.63		(.28)	93
210	13.64		(12.26)	1.64		(.25)	82
177	13.00	*	(11.06)*	1.64	*	.29 *	17

162	23.32	*	(22.36)*	1.65	*	(.69 )*	118

358	4.86		(3.49)	1.13		.23	93
302	13.20		(11.82)	1.14		.25	82
262	12.56	*	(10.63)*	1.14	*	.79 *	17

233	7.20		(5.66)	1.15		.40	118
518	2.83		(1.89)	1.14		(.19)	99
281	3.80		(2.69)	1.13		(.02)	139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011	$17.72	$(.01)	$(.44)	$(.45)	$—	$—	$—	$17.27	(2.54)%
2010	15.41	(.05)	2.36	2.31	—	—	—	17.72	14.99
2009(g)	14.34	— **	1.07	1.07	—	—	—	15.41	7.46
Year Ended 7/31:
2009	19.76	(.04)	(5.29)	(5.33)	—	(.09)	(.09)	14.34	(26.89)
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
Class C (5/06)
Year Ended 9/30:
2011	17.16	(.16)	(.41)	(.57)	—	—	—	16.59	(3.26)
2010	15.03	(.17)	2.30	2.13	—	—	—	17.16	14.17
2009(g)	14.01	(.02)	1.04	1.02	—	—	—	15.03	7.28
Year Ended 7/31:
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
Class R3 (5/09)
Year Ended 9/30:
2011	17.77	(.07)	(.43)	(.50)	—	—	—	17.27	(2.81)
2010	15.49	(.09)	2.37	2.28	—	—	—	17.77	14.72
2009(g)	14.42	(.01)	1.08	1.07	—	—	—	15.49	7.42
Year Ended 7/31:
2009(e)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(f)
Year Ended 9/30:
2011	17.90	.03	(.45)	(.42)	—	—	—	17.48	(2.35)
2010	15.52	(.01)	2.39	2.38	—	—	—	17.90	15.34
2009(g)	14.44	.01	1.07	1.08	—	—	—	15.52	7.48
Year Ended 7/31:
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70

70	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$370	7.23%		(5.98)%	1.33%		(.07)%	94%
247	15.15		(14.01)	1.45		(.31)	78
219	13.27	*	(11.74)*	1.49	*	.03 *	15

204	10.65		(9.49)	1.50		(.34)	83
247	3.31		(2.67)	1.49		(.85)	155
274	4.27		(3.09)	1.48		(.31)	132

225	8.30		(7.05)	2.08		(.83)	94
215	15.77		(14.63)	2.20		(1.06)	78
188	14.02	*	(12.50)*	2.24	*	(.72 )*	15

175	10.97		(9.82)	2.25		(1.09)	83
243	4.06		(3.42)	2.24		(1.60)	155
272	5.03		(3.85)	2.24		(1.06)	132

192	7.99		(6.75)	1.58		(.34)	94
197	15.27		(14.13)	1.70		(.56)	78
172	13.52	*	(12.00)*	1.75	*	(.22 )*	15

160	25.49	*	(24.53)*	1.75	*	(.79 )*	83

365	7.55		(6.33)	1.08		.15	94
330	14.71		(13.58)	1.20		(.06)	78
213	13.03	*	(11.50)*	1.25	*	.28 *	15

198	8.22		(7.04)	1.25		(.07)	83
492	3.06		(2.42)	1.24		(.60)	155
275	4.02		(2.84)	1.23		(.05)	132

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/08)
Year Ended 9/30:
2011	$14.44	$.22	$(1.45)	$(1.23)	$(.24)	$—	$(.24)	$12.97	(8.70)%
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44	5.20
2009(f)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(e)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84	(9.41)
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31	4.43
2009(f)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(e)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class R3 (10/10)
Year Ended 9/30:
2011(h)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98	(9.22)
Class I (5/08)(g)
Year Ended 9/30:
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98	(8.49)
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45	5.50
2009(f)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(e)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$270	10.20%		(7.43)%	1.36%		1.41%		34%
231	12.44		(9.70)	1.37		1.38		100
175	11.44	*	(9.62)*	1.37	*	.45	*	2

160	8.42		(4.87)	1.38		2.17		117
219	11.09	*	(9.84)*	1.37	*	(.11	)*	6

314	10.94		(8.08)	2.11		.75		34
179	13.21		(10.36)	2.12		.73		100
173	12.20	*	(10.37)*	2.13	*	(.30	)*	2

159	13.74		(10.36)	2.13		1.25		117
219	11.84	*	(10.59)*	2.13	*	(.87	)*	6

45	10.54	*	(7.76)*	1.61	*	1.17	*	34

335	10.00		(7.23)	1.11		1.66		34
405	12.10		(9.16)	1.12		1.82		100
520	11.19	*	(9.36)*	1.12	*	.70	*	2

476	13.45		(9.93)	1.13		2.39		117
438	10.84	*	(9.59)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(f)	For the two months ended September 30, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/07)
Year Ended 9/30:
2011	$17.40	$.20	$.45	$.65	$(.11)	$—	$(.11)	$17.94	3.69%
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40	13.69
2009(h)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(f)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2011	17.08	.05	.45	.50	—	—	—	17.58	2.93
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08	12.81
2009(h)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(f)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class R3 (10/10)
Year Ended 9/30:
2011(e)	17.33	.14	.57	.71	(.07)	—	(.07)	17.97	4.04
Class I (9/07)(g)
Year Ended 9/30:
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97	3.91
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43	13.97
2009(h)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(f)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

74	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$702	5.79%		(3.55)%	1.23%		1.02%		80%
376	5.10		(3.42)	1.39		.30		59
310	6.48	*	(4.65)*	1.44	*	.39	*	7

277	7.32		(5.22)	1.45		.65		89
278	4.47	*	(3.02)*	1.43	*	.02	*	88

363	6.72		(4.50)	1.98		.25		80
221	5.80		(4.16)	2.14		(.51)		59
296	7.18	*	(5.38)*	2.20	*	(.39	)*	7

282	8.30		(6.19)	2.20		(.08)		89
227	5.17	*	(3.72)*	2.19	*	(.74	)*	88

52	6.18	*	(3.96)*	1.48	*	.74	*	80

1,099	5.56		(3.39)	.98		1.19		80
1,835	4.77		(3.11)	1.14		.51		59
2,177	6.18	*	(4.38)*	1.19	*	.61	*	7

2,077	7.14		(5.10)	1.20		.84		89
1,763	4.52	*	(3.03)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(f)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Large-Cap Value’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony Small-Mid Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Index.

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

On October 5, 2010, Symphony International Equity and Symphony Optimized Alpha began issuing Class R3 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

76	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a ..25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	77

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

78	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2011:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,769,843	$—	$—	$5,769,843
Short-Term Investments	—	220,249	—	220,249
Total	$5,769,843	$220,249	$—	$5,990,092

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,212,973	$—	$—	$1,212,973

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,796,251	$—	$—	$2,796,251

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,130,074	$—	$—	$1,130,074

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$262,874	$605,113	$—	$867,987
Investment Companies	70,622	—	—	70,622
Short-Term Investments	—	129,097	—	129,097
Total	$333,496	$734,210	$—	$1,067,706

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,214,540	$—	$—	$2,214,540
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for Symphony International Equity as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to equity securities for which the value at the beginning of the period reflected the close prices, however, at period end the prices were adjusted for the underlying-to-ADR conversion ratio and foreign exchange rate or to take into account material events that took place after the close of the local non-U.S. market but before the close of the NYSE.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity	$—	$(344,386)	$344,386	$—	$—	$—

During the fiscal year ended September 30, 2011, the other Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2011.

Nuveen Investments	79

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Growth
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,678	$2,254,508	38,236	$744,190
Class C	95,387	2,209,428	6,185	117,960
Class R3	—	—	—	—
Class I	136,878	3,279,045	57,145	1,114,070
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	— *	5
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	5	98
	325,943	7,742,981	101,571	1,976,323
Shares redeemed:
Class A	(46,477)	(1,056,480)	(224)	(4,527)
Class C	(49,329)	(1,143,286)	(26,439)	(520,736)
Class R3	—	—	—	—
Class I	(363,466)	(8,880,472)	(47,314)	(920,349)
	(459,272)	(11,080,238)	(73,977)	(1,445,612)
Net increase (decrease)	(133,329)	$(3,337,257)	27,594	$530,711
*	Rounds to less than 1.

	Symphony Large-Cap Value
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,105	$98,574	1,422	$25,550
Class C	6,640	126,230	776	13,970
Class R3	—	—	—	—
Class I	1,033	19,892	1,942	33,672
Shares issued to shareholders due to reinvestment of distributions:
Class A	51	988	29	495
Class C	—	—	3	52
Class R3	—	—	—	—
Class I	32	611	33	571
	12,861	246,295	4,205	74,310
Shares redeemed:
Class A	(2,007)	(39,098)	(1,419)	(23,431)
Class C	(1,192)	(22,579)	(778)	(12,494)
Class R3	—	—	—	—
Class I	(305)	(5,832)	(1,465)	(24,760)
	(3,504)	(67,509)	(3,662)	(60,685)
Net increase (decrease)	9,357	$178,786	543	$13,625

80	Nuveen Investments

	Symphony Mid-Cap Core
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	78,938	$1,860,314	3,395	$68,911
Class C	23,861	556,397	3,288	61,081
Class R3	181	4,369	—	—
Class I	4,101	94,278	13	266
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	2	31
	107,081	2,515,358	6,698	130,289
Shares redeemed:
Class A	(15,689)	(350,703)	(378)	(7,372)
Class C	(4,500)	(102,609)	—	—
Class R3	—	—	—	—
Class I	(926)	(22,330)	(488)	(9,911)
	(21,115)	(475,642)	(866)	(17,283)
Net increase (decrease)	85,966	$2,039,716	5,832	$113,006

	Symphony Small-Mid Cap Core
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,209	$186,090	843	$13,598
Class C	1,071	22,415	—	—
Class R3	—	—	—	—
Class I	9,743	197,987	4,946	83,161
	20,023	406,492	5,789	96,759
Shares redeemed:
Class A	(1,740)	(34,971)	(1,145)	(20,404)
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(7,293)	(155,349)	(219)	(3,742)
	(9,033)	(190,320)	(1,364)	(24,146)
Net increase (decrease)	10,990	$216,172	4,425	$72,613

	Symphony International Equity
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,996	$156,323	7,886	$109,193
Class C	11,937	165,174	—	—
Class R3	3,448	50,000	N/A	N/A
Class I	2,307	36,067	5,009	70,871
Shares issued to shareholders due to reinvestment of distributions:
Class A	112	1,709	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	64	980	305	4,351
	27,864	410,253	13,200	184,415
Shares redeemed:
Class A	(5,313)	(76,030)	(4,365)	(62,851)
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	(4,650)	(69,047)	(14,482)	(188,928)
	(9,963)	(145,077)	(18,847)	(251,779)
Net increase (decrease)	17,901	$265,176	(5,647)	$(67,364)

N/A – The Fund did not issue Class R3 Shares prior to October 5, 2010.

Nuveen Investments	81

Notes to Financial Statements (continued)

	Symphony Optimized Alpha
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,530	$421,066	2,109	$34,224
Class C	7,707	147,920	—	—
Class R3	2,886	50,000	N/A	N/A
Class I	3,384	65,710	8,379	136,847
Shares issued to shareholders due to reinvestment of distributions:
Class A	44	841	3	56
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	314	6,018	163	2,763
	35,865	691,555	10,654	173,890
Shares redeemed:
Class A	(4,069)	(80,063)	(721)	(11,539)
Class C	(1)	(19)	(6,591)	(108,539)
Class R3	—	—	N/A	N/A
Class I	(47,860)	(929,042)	(45,132)	(740,845)
	(51,930)	(1,009,124)	(52,444)	(860,923)
Net increase (decrease)	(16,065)	$(317,569)	(41,790)	$(687,033)

N/A – The Fund did not issue Class R3 Shares prior to October 5, 2010.

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) for the fiscal year ended September 30, 2011, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$12,849,309	$1,699,660	$4,454,485	$1,376,506	$579,646	$2,053,606
Sales	16,190,698	1,552,619	2,446,187	1,197,825	332,556	2,346,363

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$5,520,817	$1,286,931	$2,945,966	$1,163,975	$1,088,945	$2,024,671
Gross unrealized:
Appreciation	$982,649	$81,586	$187,786	$108,511	$78,789	$353,447
Depreciation	(513,374)	(155,544)	(337,501)	(142,412)	(100,028)	(163,578)
Net unrealized appreciation (depreciation)	$469,275	$(73,958)	$(149,715)	$(33,901)	$(21,239)	$189,869

Permanent differences, primarily due to net operating losses and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at September 30, 2011, the Funds’ tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Capital paid-in	$(790)	$—	$(4,465)	$(2,450)	$—	$—
Undistributed (Over-distribution of) net investment income	790	—	4,467	2,450	(171)	—
Accumulated net realized gain (loss)	—	—	(2)	—	171	—

82	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Funds’ tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$195	$5,516	$—	$—	$12,033	$19,869
Undistributed net long-term capital gains	661,744	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2011 and September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$7,100	$—	$—	$13,997	$16,941
Distributions from net long-term capital gains	—	—	—	—	—	—

2010	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$17,086	$8,381	$1,297	$—	$18,322	$9,382
Distributions from net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Large-Cap Value	Symphony Mid-Cap Core*	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
September 30, 2017	$131,875	$165,681	$104,130	$386,364	$155,610
*	A portion of Symphony Mid-Cap Core’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended September 30, 2011, the Funds utilized capital loss carryforwards as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Utilized capital loss carryforwards	$1,087,413	$90,492	$17,540	$126,737	$39,001	$278,576

Symphony Mid-Cap Core elected to defer net realized losses from investments incurred from November 1, 2010 through September 30, 2011, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $12,879 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.5500%	.6000%	.6000%	.5000%
For the next $125 million	.4875	.4875	.5375	.5875	.5875	.4875
For the next $250 million	.4750	.4750	.5250	.5750	.5750	.4750
For the next $500 million	.4625	.4625	.5125	.5625	.5625	.4625
For the next $1 billion	.4500	.4500	.5000	.5500	.5500	.4500
For net assets over $2 billion	.4250	.4250	.4750	.5250	.5250	.4250

Nuveen Investments	83

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2012	1.35%
Symphony Large-Cap Value	1.00	January 31, 2012	1.30
Symphony Mid-Cap Core	1.15	January 31, 2012	1.40
Symphony Small-Mid Cap Core	1.10	January 31, 2012	1.50
Symphony International Equity	1.13	January 31, 2012	1.38
Symphony Optimized Alpha	1.00	January 31, 2012	1.45

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected (Unaudited)	$43,763	$—	$13,164	$2,272	$493	$11,561
Paid to financial intermediaries (Unaudited)	38,491	—	11,641	1,978	447	10,101

84	Nuveen Investments

During the fiscal year ended September 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances (Unaudited)	$12,259	$270	$5,446	$140	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained (Unaudited)	$9,462	$2,639	$6,425	$2,504	$1,907	$3,119

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2011, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained (Unaudited)	$418	$—	$530	$—	$46	$—

At September 30, 2011, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	—	12,500	12,500	12,500	12,500	12,500
Class C	—	12,500	12,500	12,500	12,500	12,500
Class R3	2,826	10,646	10,183	11,095	3,448	2,885
Class I	—	14,243	14,588	13,687	21,552	22,043

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	85

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	240
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	240
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	240
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	240
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	240
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	240
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	240

86	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	240
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	240

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	240
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	240
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	240

Nuveen Investments	87

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	240
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	240
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	240
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	240
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	240
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	240

88	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	240
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	240
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	89

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Symphony Asset Management LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded. The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality

90	Nuveen Investments

investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the quarter, one-, and three-year periods ending March 31, 2011 (or for the periods available for Funds that did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Symphony Mid-Cap Core Fund and the Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Growth Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods and that the Nuveen Symphony Small-Mid Cap Core Fund (the “Small-Mid Cap Core Fund”) and the Nuveen Symphony Optimized Alpha Fund (the “Optimized Alpha Fund”) had satisfactory performance in comparison to peers, performing in the second or third quartile over various periods. In addition, they observed that the Nuveen Symphony International Equity Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; notwithstanding the foregoing, the Independent Board Members noted that this Fund performed in the second quartile for the one-year period. Finally, the Independent Board Members noted that the Nuveen Symphony Large-Cap Value Fund (the “Large-Cap Value Fund”) lagged its peers and/or benchmarks over various periods; however, the Board considered the factors affecting performance and were satisfied with the process followed in seeking to address any performance issues in light of the Fund’s investment strategy.

Except as otherwise noted, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular

Nuveen Investments	91

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

The Independent Board Members recognized that last year the Advisor reduced its management fee for a significant number of Nuveen taxable open-end funds, including each of the Funds, and that the Large-Cap Growth Fund, Large-Cap Value Fund, Optimized Alpha Fund and Small-Mid Cap Core Fund also had a reduction in their expense caps. As the reductions went into effect on July 1, 2010, the Independent Board Members noted that the impact of these reductions was not fully reflected in the expense data for last year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

92	Nuveen Investments

The Independent Board Members reviewed the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	93

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Fund classification. The Lipper International Large-Cap Growth Funds Classification Average contained 247 and 210 funds for the 1-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Fund classification. The Lipper Large-Cap Core Funds Classification Average contained 1081 and 881 funds for the 1-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Fund classification. The Lipper Mid-Cap Core Funds Classification Average contained 314, 233 and 223 funds for the 1-year, 5-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Fund classification. The Lipper Multi-Cap Core Funds Classification Average contained 780, 574 and 551 funds for the 1-year, 5-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Fund classification. The Multi-Cap Growth Funds Classification Average contained 494 and 339 funds for the 1-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell 2500® Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

94	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Symphony Large-Cap Value Fund	90.99%	100%
Nuveen Symphony International Equity Fund	0%	100%
Nuveen Symphony Optimized Alpha Fund	100%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	95

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SYMPH-0911D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Small-Mid Cap Core Fund	11,010	0	0	0
Symphony Large-Cap Value Fund	11,010	0	2,850	0
Symphony Mid-Cap Core Fund	11,023	0	2,850	0
Symphony Optimized Alpha Fund	11,020	0	2,850	0
Symphony International Equity Fund	11,007	0	2,850	0
Symphony Large-Cap Growth Fund	11,056	0	0	0

Total	$66,126	$0	$11,400	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Small-Mid Cap Core Fund	10,507	0	0	0
Symphony Large-Cap Value Fund	10,509	0	2,750	0
Symphony Mid-Cap Core Fund	10,508	0	0	0
Symphony Optimized Alpha Fund	10,525	0	2,750	0
Symphony International Equity Fund	10,508	0	2,750	0
Symphony Large-Cap Growth Fund	10,563	0	0	0

Total	$63,120	$0	$8,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Small-Mid Cap Core Fund	0	0	0	0
Symphony Large-Cap Value Fund	2,850	0	0	2,850
Symphony Mid-Cap Core Fund	2,850	0	0	2,850
Symphony Optimized Alpha Fund	2,850	0	0	2,850
Symphony International Equity Fund	2,850	0	0	2,850
Symphony Large-Cap Growth Fund	0	0	0	0

Total	$11,400	$0	$0	$11,400

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended September 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Small-Mid Cap Core Fund	0	0	0	0
Symphony Large-Cap Value Fund	2,750	0	0	2,750
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Optimized Alpha Fund	2,750	0	0	2,750
Symphony International Equity Fund	2,750	0	0	2,750
Symphony Large-Cap Growth Fund	0	0	0	0

Total	$8,250	$0	$0	$8,250

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2011